As filed with the Securities and Exchange Commission on February 25, 1999


                                              1933 Act Registration No. 33-25137
                                                      1940 Act File No. 811-5682

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]


                           Pre-Effective Amendment No.                   [X]

                        Post-Effective Amendment No. 12                  [X]

               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940                           [X]

                                Amendment No. 14                         [X]



                            THE BRADFORD FUNDS, INC.
                            THE BRADFORD MONEY FUND
               (Exact Name of Registrant as Specified in Charter)

                   600 Fifth Avenue, New York, New York 10020
               (Address of Principal Executive Offices) (Zip Code)

               Registrant's Telephone Number, Including Area Code:
                                 (888) 226-5504

                                                     Copy to:
R. Patrick Shepherd, Esq.                            Kristin H. Ives, Esq.
J. C. Bradford & Co. LLC                             Baker & Hostetler LLP
330 Commerce Street                                  Capital Square
Nashville, Tennessee 37201                           Suite 2100
(Name and Address of Agent                           65 East State Street
for Service)                                         Columbus, Ohio  43215

Approximate Date of Proposed Public Offering: Immediately upon effectiveness

It is proposed that this filing will become effective (check appropriate box):


          immediately upon filing pursuant to paragraph (b) on (date) pursuant to paragraph (b)
          60 days after filing pursuant to paragraph (a)(1)
        X on April 30, 1999, pursuant to paragraph (a)(1)
          75 days after filing pursuant to paragraph (a)(2) on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:


 [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                  PROSPECTUS
                             THE BRADFORD MONEY FUND
                            THE BRADFORD FUNDS, INC.
                                600 Fifth Avenue
                            New York, New York 10020
                                 (888) 226-5504







The Securities And Exchange Commission Has Not Approved Or Disapproved These Securities Or Passed Upon The Adequacy Of This Prospectus. Any Representation To The Contrary Is A Criminal Offense.



                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Risk/Return Summary: Investments, Risks and Performance........................2
Fees and Expenses of the Fund..................................................4
Investment Objective and Principal Investment Strategies.......................4
Principal Risks................................................................6
Management.....................................................................6
Shareholder Account Information................................................7
Distribution Arrangements......................................................9
Financial Highlights...........................................................9



                                 April 30, 1999

Risk/Return Summary: Investments, Risks, and Performance


The Fund's investment objective:            As a money market fund, The Bradford
                                            Money Fund (the  Fund) seeks as high
                                            a level of current interest income
                                            as is consistent with maintaining
                                            liquidity and stability of
                                            principal.

The Fund's principal investment strategy:   The Fund invests primarily in  high
                                            quality short term debt securities.
                                            Most commonly, the Fund invests in
                                            high quality commercial paper,
                                            securities issued or guaranteed by
                                            the U.S. Government or its agencies
                                            or instrumentalities and other
                                            obligations of U.S. corporations
                                            that are considered to mature in
                                            less than 13 months.

Principle risks of investing in the Fund:   The rate of income will vary from
                                            day to day depending upon short-term
                                            interest rates.

                                            It is possible that a major change
                                            in interest rates or a default on a
                                            security held by the Fund could
                                            cause the value of your investment
                                            to decline.

                                            Although the Fund seeks to preserve
                                            the value of your investment at
                                            $1.00 per share, it is possible to
                                            lose money by investing in the Fund.

                                            Investments in the Fund are not
                                            insured or guaranteed by the Federal
                                            Deposit Insurance Corporation or any
                                            other government agency.

Performance and annual returns:             As the chart below indicates, the
                                            Fund's performance generally varies
                                            from year-to-year.  You should also
                                            remember that past performance does
                                            not necessarily indicate how the
                                            Fund will perform in the future.

---------------------------------------------------------------------------
Year-by-year total returns as of December 31 for each year (%):

[GRAPHIC OMITTED]

Calendar Year End   % Total Return
-----------------   ---------------
1990                7.61%
1991                5.44%
1992                3.13%
1993                2.50%
1994                3.48%
1995                5.28%
1996                4.78%
1997                4.96%
1998                4.93%
================================================================================



[GRAPHIC OMITTED] Best Quarter:   For 2nd quarter 1990, total return was 1.89%
[GRAPHIC OMITTED] Worst Quarter:  For 2nd quarter 1993, total return was 0.60%


Average annual total returns as of 12/31/98

                           1 Year           5 Years           Since Inception 1
                           ------           -------           ----------------

Fund                       4.93%            4.70%               ____%

IBC's Money Fund
  Report Average for
  First Tier Funds         ____%            ____%               ____%

The Fund's seven day yield as of December 31, 1998 was 4.49%

1 The Fund began operations on February 8, 1989.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)              None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees                                                          0.36% 1
Distribution (12b-1) Fees                                                0.20%
Other Expenses                                                           0.17%
                                                                         ----

Total Annual Fund Operating Expenses                                     0.73% 1
---------------------------------------                                  ====

        1 For the year ended December 31, 1998 and the year ending December 31, 1999, Bradford Capital Management, Ltd., as the Fund's investment adviser, has agreed to waive a portion of its investment advisory fees such that it receives 0.30% on the Fund's average daily net assets in excess of $1 billion up to $2 billion, and 0.29% on the Fund's average daily net assets in excess of $2 billion. As a result of such voluntary waiver, management fees paid to Bradford Capital Management, Ltd. for the year ended December 31, 1998 were actually 0.34% of the Fund's average daily net assets, and the Fund's Total Annual Fund Operating Expenses were 0.70%.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year               3 years              5 years              10 years

$75                  $233                 $406                 $906



INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

         The Fund's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. This investment objective may not be changed without the approval of the Fund's shareholders.

         The Fund invests almost exclusively in low-risk, high quality corporate obligations, including commercial paper, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Such obligations will have remaining maturities of 397 days (13 months) or less and the dollar-weighted average maturity of the Fund will be 90 days or less. The Adviser generally follows a "buy and hold" philosophy, meaning that the securities purchased for the Fund are held until maturity. However, the Adviser may determine that it is the Fund's best interest to sell a portfolio security prior to its maturity when, for example, the Adviser becomes concerned with the credit risks associated with that security.

         All obligations at the time of purchase are either rated by at least two major rating organizations, such as Standard & Poor's Rating Group or Moody's Investor Services (Rating Agencies), in the highest short-term rating category for short-term debt obligations (or, for securities rated by only one Rating Agency, so rated by such Rating Agency) or, for securities that are unrated, those determined to be of comparable quality by the Adviser. In order to minimize the risks associated with investing in any one company and to comply with the rules under the Investment Company Act of 1940, the Fund also diversifies its investments so that, with minor exceptions and except for U.S. Government obligations, not more than 5% of its total assets is invested in securities of any one company.

         The Rating Agencies and their respective short-term rating categories are described in the Appendix to the Statement of Additional Information.

         The following descriptions illustrate the types of obligations in which the Fund may invest:

     o U.S. Government Obligations. These obligations or securities are notes, bills or other debt obligations issued by, or whose principal and interest are guaranteed by, the U.S. Government or one of its agencies or instrumentalities. U.S. Treasury securities and some obligations of U.S. Government agencies or instrumentalities, such as the Government National Mortgage Association, are backed by the "full faith and credit" of the United States. Some obligations of a U.S. Government agency, such as the Federal National Mortgage Association, are backed by the right of the issuer to borrow from the U.S. Treasury, and others only by the credit of the issuing agency or instrumentality. U.S. Government obligations generally have less credit risk (the risk that interest and principal will not be paid on time) than other debt obligations.

     o Bank Obligations. U.S. dollar-denominated bank obligations, such as certificates of deposit, bankers' acceptances and time deposits, from banks having total assets at the time of purchase in excess of $10 billion.

     o Commercial Paper. Commercial paper or other corporate obligations that mature or are payable within 397 days of the date they are purchased by the Fund. Such obligations may be offered only through a private placement by the issuer but must be considered to be liquid, i.e., readily saleable, by the Adviser.

PRINCIPAL RISKS

         The principal risks of investing in the Fund and the circumstances reasonably likely, in the opinion of the Adviser, to affect adversely your investment are described below. Please note that there are other circumstances that could adversely affect your investment and that could prevent the Fund from achieving its objectives, which are not described here. The principal risks of investing in the Fund are:

     o Interest Rate Risk: In general, debt obligations' prices rise when interest rates fall and fall when interest rates rise. The longer the term of a debt obligation, the more sensitive that obligation is to interest rate changes. The Adviser generally attempts to manage the Fund's interest rate risk by shortening the average maturity of the Fund's holdings during periods of rising interest rates.

     o Credit Risk: It is possible that some of the issuers will not make payments on debt obligations held by the Fund. Or, an issuer may suffer adverse changes in financial condition that could lower the credit quality of an obligation, leading to greater volatility in the price of the obligation, including a substantial decrease in its value. A change in the rating by a Rating Agency for an obligation may also affect the obligation's liquidity and make it more difficult for the Fund to sell. The Adviser attempts to manage the Fund's credit risk by investing almost exclusively in short-term corporate obligations that receive the Rating Agencies' highest rating and in U.S. Government obligations.

     o Year 2000: The Fund could be adversely affected if the computer systems used by its service providers do not properly process and calculate date-related information after December 31, 1999. The Year 2000 issue affects virtually all companies and organizations. While Year 2000-related computer problems could have a negative effect on the Fund, the Adviser is working to avoid such problems and to obtain assurances from the Fund's other service providers that they are taking similar steps. Companies, organizations, governmental entities and securities in which the Fund invests could be affected by the Year 2000 issue, but at this time the Fund cannot predict the degree of impact. To the extent the effect is negative, the Fund's yield and return could be reduced.

MANAGEMENT

         The Fund's investment adviser is Bradford Capital Management, Ltd. (the Adviser), J.C Bradford Financial Center, 330 Commerce Street, Nashville, Tennessee 37201. The Adviser was formed on September 15, 1988, as a Tennessee limited partnership for the purpose of becoming the Fund's investment adviser. J.C. Bradford & Co., LLC, a Tennessee limited liability company ("Bradford" or the "Distributor"), is the Adviser's limited partner. Bradford is an investment firm which conducts a substantial brokerage and investment banking business and also acts as the Distributor and transfer agent for the Fund.

         The Adviser furnishes the Fund with investment advice and, in general, supervises the investment program of the Fund. The Adviser furnishes, at its own expense, office space, equipment and personnel (other than the services of directors of the Company who are not affiliated with the Adviser) for supervising the investment program of, and placing orders for the portfolio transactions for, the Fund.

         For these services and expenses, the Adviser receives from the Fund a fee at an annual rate of .40% of the first $500 million of the Fund's daily net assets and .35% of daily net assets in excess of $500 million. This fee is computed daily and payable monthly. For 1998, the fee approximated 0.34% of the Fund's average net assets. The Adviser may from time to time waive some or all of its advisory fee. Currently, the Adviser is charging only 0.30% on the Fund's average daily net assets greater than $1 billion up to $2 billion and 0.29% on the Fund's average daily net assets greater than $2 billion.

SHAREHOLDER ACCOUNT INFORMATION

Pricing of Fund Shares

     The Fund is open the same days that both the New York Stock Exchange (NYSE) and the Fund's custodian, Investors Fiduciary Trust Company (IFTC) are open for regular business - generally Monday through Friday. Currently, either NYSE or IFTC, or both, are closed in observance of the following holidays:

         o   New Year's Day                     o    Labor Day
         o   Martin Luther King's Birthday      o    Columbus Day
         o   President's Day                    o    Veteran's Day
         o   Good Friday                        o    Thanksgiving Day
         o   Memorial Day                       o    Christmas Day
         o   Independence Day

         The Fund tries to maintain a constant $1 per share value. To achieve this $1 per share price, the Fund's portfolio securities are valued at cost, and any discount or premium created by market movement, including changes in interest rates, is amortized to maturity.

         The Fund prices its shares for purposes of your buying or selling shares once each day as of the close of regular trading on the NYSE - generally 4:00 p.m. Eastern Time. When you purchase or sell shares of the Fund, the shares to be bought or sold will be priced as of the next time the Fund prices its shares after your order is received by the Fund.

Buying Fund Shares

         Fund shares may only be purchased on a day the Fund is open and are sold only to customers of Bradford. For assistance in buying Fund shares, you should contact your Bradford broker.

Minimum Investments                         Initial           Additional
-------------------                         -------           ----------

Regular Bradford Securities Account         $250.00           None
Bradford IRAs                               $100.00           None
BCM Program                                 None              None

         For further information regarding the regular Bradford securities account, a Bradford IRA or the BCM Program, including the frequency with which excess available cash will be invested in the Fund for you automatically, please contact your Bradford broker.

Selling Fund Shares

         You may sell (redeem) Fund shares only on a day the Fund is open for business. You may chose to sell Fund shares by any of the following methods:

     o By written or oral request to your Bradford broker. To have your shares priced that day, your Bradford broker must receive your request by 12 noon Eastern time.

     o By check if you have requested check writing privileges in connection with your Fund account. Your checks may be made payable to anyone and are subject to a $500 minimum amount for each check written. There is no per check charge although a fee will be imposed by Bankers Trust Company, which will clear the checks, for each check for which you request stop payment. You may not present a check for immediate cash payment at the offices of either Bradford or Bankers Trust Company.

         Your shares in the Fund may also be sold (redeemed) automatically in the following instances:

     o To satisfy any debit balances in a regular Bradford securities account or BCM account resulting from settlement of securities transactions in that account.

     o To satisfy debit balances on any VISA card issued to you in connection with a BCM account.

     o To satisfy debit balances in your BCM account as a result of checks written on that account.

     o Upon the closing of your regular securities account or BCM account with Bradford.

     o If your account in the Fund falls below the required minimum amount and, after 30 days prior written notice to you, you have not increased the balance in your account to at least that minimum.

         Generally, the Fund will make payment for any shares you sell (redeem) within one business day, but in no event later than seven days. Exceptions to this general rule are: (1) when trading on the NYSE has been suspended; or (2) when your check for the purchase of such shares has not yet cleared (which may take up to fifteen days).

         There are no charges imposed upon your sale (redemption) of Fund shares.

Dividends and Distributions

         The Fund distributes all of its net income to shareholders; it declares dividends daily and pays them monthly. Although the Fund does not expect to realize net long-term capital gains, any such capital gains realized will be distributed at least annually.

         Dividends are paid in the form of additional full and fractional shares of the Fund. However, you may elect to receive dividends in cash. This election must be made in writing to Bradford and becomes effective upon receipt of your instructions by Bradford.

Taxes

         Dividends you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable to you as ordinary income. Dividends, if any, from the Fund's long-term capital gains are taxable as capital gains.

         Any time you sell shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

You should also note:

     o The Form 1099 that is mailed to you in January details your dividends and their Federal tax category, although you should verify your tax liability with your tax professional.

     o    By law, the Fund must withhold 31% of your dividends  [and  redemption
          proceeds]  if  you  have  not  provided  complete,   correct  taxpayer
          information.

         You are also advised to consult your tax adviser concerning the application of state and local taxes, which may have different consequences from those of the Federal income tax law.

DISTRIBUTION ARRANGEMENTS

         The Fund as adopted a Plan of Distribution under Rule 12b-1 of the Investment Company Act of 1940 (the Plan). The Plan provides that Bradford, as Distributor of the Fund's shares, is entitled to reimbursement from the Fund each month for Bradford's current costs incurred in connection with the distribution and marketing of the Fund's shares up to an amount equal to 0.20% of the Fund's average net assets on an annual basis. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the costs of your investment and may cost more than other types of sales charges.

FINANCIAL HIGHLIGHTS

         The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single

Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche, LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

              Financial Highlights For the Year Ended December 31,

                                    1998           1997           1996          1995            1994
                                    ----           ----           ----          ----            ----
Net Asset Value,
Beginning of Year             $    1. 000    $    1. 000    $     1. 000   $     1. 000   $     1. 000
                                   ------         ------          ------         ------         ------
Income From Invest-
ment Operations:
Net Investment
Income                              0.048          0.049           0.047         0.052          0.034

Net Gain on Secur-
ities (both realized
and unrealized)                       --              --             --            --              --
Total From Invest-
ment Operations                     0.048          0.049           0.047         0.052          0.034
                                    -----          -----           -----         -----          -----
Less Distributions:
Dividend (from net
investment income)                 (0.048)        (0.049)         (0.047)       (0.052)        (0.034)
Dividend (from
Net realized gain)                   --              --             --            --              --

Total Distributions                (0.048)        (0.049)         (0.047)       (0.052)        (0.034)
                                   -------        -------         -------       -------        -------
Net Asset Value,
End of Year                   $    1. 000    $    1. 000    $    1. 000    $    1. 000    $    1. 000
                                   ======         ======         ======         ======         ======

Total Return                        4.93%          4.96%          4.78%          5.28%          3.48%
Ratios/Supplemental
Data
Net Assets, End of
Year (in thousands)             $2,037,509     $1,563,288     $1,234,321     $1,009,370     $  677,177
Ratio of Expenses to
Average Daily Net
Assets                            0.70%(a)       0.74%(a)       0.77%(a)       0.80%(a)      0.80%(a)
Ratio of Net Income
to Average Daily
Net Assets                        4.82%(a)       4.87%(a)       4.68%(a)       5.15%(a)      3.39%(a)


(a) During the year, a portion of the Advisory and/or 12b-1 fees was voluntarily reduced. If such voluntary fee reductions had not occurred, the Ratio of Expenses to Average Daily Net Assets would have been 0.73%, 0.75%, 0.78%, 0.81% and 0.83%, respectively, and the Ratio of Net Investment Income to Average Daily Net Assets would have been 4.79%, 4.85%, 4.67%, 5.14%, and 3.36%, respectively.

[BACK COVER PAGE]

THE BRADFORD MONEY FUND A series of The Bradford Funds, Inc.
SEC File Number: 811-5682

         The Fund's Statement of Additional Information (SAI) includes additional information about the Fund. In addition, information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. The SAI and the annual and semi-annual reports are available to you without any charge. To request the SAI and/or the most recent annual and semi-annual reports, or if you have any other questions regarding the Fund or would like further information, please call 1-888-226-5504.

         Information about the Fund, including the SAI, may be reviewed and copies at the Public Reference Room of the U.S. Securities and Exchange Commission (the Commission) located in Washington, D.C. To obtain further information about the Public Reference Room and its operation, you may call the Commission by calling 1-800-SEC-0030. Finally, you may also obtain copies of the Fund's SAI and annual and semi-annual reports and other information from the Commission's internet site at http://www.sec.gov, or, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009. The Fund's SAI is incorporated by reference into the Prospectus (is legally considered part of this Prospectus).

                            THE BRADFORD FUNDS, INC.

                             THE BRADFORD MONEY FUND

                                600 Fifth Avenue
                            New York, New York 10020
                                 (888) 226-5504

                       STATEMENT OF ADDITIONAL INFORMATION


         This Statement of Additional Information provides supplementary information pertaining to The Bradford Funds, Inc. (the "Company"), an open-end management investment company currently offering shares in one investment portfolio, The Bradford Money Fund (the "Money Fund" or "Fund"). This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectus of the Fund dated April 30, 1999 (the "Prospectus"). A copy of the Prospectus may be obtained upon request free of charge from the Fund at the address and telephone number set forth above. This Statement of Additional Information is dated April 30, 1999.




                                    CONTENTS

                                                                            Page
                                                                            ----
GENERAL......................................................................B-3
INVESTMENT STRATEGIES AND POLICIES...........................................B-3
Additional Information on Investment Strategies..............................B-3
     (1) U.S. Government Obligations.........................................B-3
     (2) Bank Obligations....................................................B-3
     (3) Commercial Paper....................................................B-4
     (4) Variable Rate Notes.................................................B-4
     (5) Repurchase Agreements...............................................B-5
     (6) Foreign Investment..................................................B-6
     (7) Unrated Securities..................................................B-6
     (8) When-Issued Securities..............................................B-7
Investment Restrictions......................................................B-7
DIRECTORS AND OFFICERS.......................................................B-9
INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION ARRANGEMENTS...........B-12
     General................................................................B-12
     Advisory Agreement.....................................................B-12
     Administration Agreement...............................................B-13
     Distribution Agreement.................................................B-13
PORTFOLIO TRANSACTIONS......................................................B-14
PURCHASE AND REDEMPTION INFORMATION.................................... ....B-16
VALUATION OF SHARES.........................................................B-16
PERFORMANCE INFORMATION.....................................................B-17
TAXES.......................................................................B-18
DESCRIPTION OF SHARES.......................................................B-20
MISCELLANEOUS...............................................................B-21
     Custodians.............................................................B-21
     Transfer and Dividend Disbursing Agent.................................B-21

     Counsel................................................................B-22
     Independent Auditors...................................................B-22
FINANCIAL STATEMENTS........................................................B-23
APPENDIX.....................................................................A-1

                                 GENERAL



         The Company is an open-end management investment company currently offering shares in one investment portfolio, the Fund. Accordingly, the terms "Company" and the "Money Fund" (or the "Fund") are used interchangeably in this Statement of Additional Information, unless the context indicates otherwise. The Company was organized as a Maryland corporation on October 26, 1988, and commenced operations on February 8, 1989. The Fund is considered diversified, meaning that with respect to 75% of its assets, it invests no more than 5% of its assets in the securities of any one issuer.

                       INVESTMENT STRATEGIES AND POLICIES

         The following supplements the information contained in the Prospectus concerning the investment strategies and policies of the Money Fund. A description of ratings of short-term commercial paper is set forth in the Appendix hereto.

Additional Information on Investment Strategies.
------------------------------------------------

        (1) U.S. Government Obligations. Examples of types of U.S. Government obligations in which the Fund may invest include U.S. Treasury bills, Treasury notes and Treasury bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General
Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks and Maritime Administration.

         The Fund may also invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury ("stripped securities"). The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities Program ("STRIPS"). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

         Stripped securities are U.S. Treasury securities that pay no interest during the life of the security. Interest builds up and is paid in a lump sum when the security matures. These securities are usually sold at a discount because the buyer is only purchasing the right to receive a future payment and has no right to receive interest payments. Stripped securities may be subject to greater price changes as a result of changing interest rates than securities that make regular interest payments, and rising interest rates may leave the Fund with a low-paying investment that may be difficult to sell.

         (2) Bank Obligations. Investments in bank obligations may include obligations of foreign banks, domestic branches of foreign banks and foreign branches of domestic banks. Such investments may entail risks that are different from those of investments in U.S. banks and domestic branches thereof, such as unfavorable political and economic conditions, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held in the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and different accounting, auditing, financial reporting and recordkeeping requirements and practices than those applicable to domestic branches of U.S. banks. For purposes of the Money Fund's investment policies with respect to bank obligations, the total assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches.

         (3) Commercial Paper. "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933 (the "1933 Act"). The sale of Section 4(2) paper is restricted under the Federal securities laws, and generally is sold to institutional investors such as the Fund. If the Fund were to try to resell Section 4(2) paper, the Fund would normally have to sell it to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper. The Fund will not purchase Section 4(2) paper which has not been determined to be liquid in excess of 10% of the total assets of the Money Fund. The Company's Board of Directors has delegated to Bradford Capital Management, Ltd., the Fund's investment adviser (the "Adviser"), the day-to-day authority to determine whether a particular issue of Section 4(2) paper, including Section 4(2) paper that is eligible for resale under Rule 144A under the 1933 Act ("144A Paper"), should be treated as liquid. Rule 144A provides a safe-harbor exemption from the registration requirements of the 1933 Act for resales to "qualified institutional buyers" as defined in the Rule. With the exception of registered broker-dealers, a qualified institutional buyer must generally own and invest on a discretionary basis at least $100 million in securities.

         The Adviser may deem Section 4(2) paper liquid if (i) it believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security and (ii) it is rated by at least two Rating Agencies (as defined in the Prospectus), or by the only Rating Agency that has rated the paper, in the highest short-term category, or with respect to 144A paper only, is a comparable unrated security. In making such determination, the Adviser generally considers any and all factors that it deems relevant, which may include (i) the credit quality of the issuer; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of market-place trades. In addition, with respect to
Section 4(2) paper which is not 144A paper, it must not be traded flat or be in default as to principal or interest.

         Treatment of Section 4(2) paper as liquid could have the effect of decreasing the level of the Fund's liquidity to the extent that buyers, including qualified institutional buyers, become, for a time, uninterested in purchasing these securities.

         (4) Variable Rate Notes. The Fund may acquire variable amount master demand notes and variable rate notes (collectively, "variable rate notes"), subject to the Fund's investment objective, policies and restrictions. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable rate notes purchased by the Fund will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously, monitor their financial condition. Although there may be no active secondary market with respect to a particular variable rate note purchased by the Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. To the extent that the Fund is not entitled to receive the principal amount of a note within seven days of demand, such a note will be treated as an illiquid security for purposes of calculation of the 10% limitation on the Fund's investment in illiquid securities as set forth in the Fund's investment restrictions. Variable rate notes may be secured by bank letters of credit.

         Variable rate securities invested in by the Fund may have maturities of more than 397 days, as follows:

         1. An instrument that is issued or guaranteed by the United States Government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 762 days will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

         2. A variable rate security, the principal amount of which, in accordance with its terms, must unconditionally be paid in 397 calendar days or less, shall be deemed to have a maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

         3. A variable rate security, the principal amount of which is scheduled to be paid in more than 397 calendar days, that is subject to a demand feature, will be deemed by the Fund to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

         As used above, a security is "subject to a demand feature" where the Fund is entitled to receive the approximate amortized cost of the security, plus accrued interest, either at any time on no more than 30 days' notice or at specific intervals not exceeding 397 days and upon no more than 30 days' notice.


        (5) Repurchase Agreements. The Money Fund may enter into repurchase agreements with respect to U.S. Government obligations. A repurchase agreement involves the Fund's purchase of securities subject to the seller's agreement, at the time of sale, to repurchase the securities at an agreed upon time and place. Although the securities held by the Money Fund subject to a repurchase agreement may have stated maturities exceeding 397 days, the repurchase agreement must call for delivery in less than 397 days. The Fund may enter into repurchase agreements only with banks whose securities would be acceptable for purchase by the Fund and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers. The Adviser will consider the creditworthiness of a seller when determining to have the Fund enter into a repurchase agreement. The Adviser will continue to monitor the creditworthiness of the seller during the term of the repurchase agreement. The seller under a repurchase agreement will be required to maintain securities in a segregated account having a value (marked to market daily) not less than 100% of the repurchase price (including an amount representing accrued interest).

         The repurchase price under the repurchase agreements generally equals the price paid by the Fund plus an amount representing accrued interest negotiated  on the basis of  short-term  rates
existing at the time of purchase (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Fund's custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository.

         Default by the seller would expose the Fund to possible losses which may include a decline in value of such securities to an amount less than 100% of the repurchase price and any loss resulting from any delay in foreclosing on such securities. If the Fund were required to foreclose upon securities underlying a repurchase agreement with remaining maturities of greater than 397 days, these instruments would have to be taken into account in calculating the Fund's dollar-weighted average portfolio maturity. The Fund would have to dispose of the securities as soon as possible if they were to cause such average maturity to exceed ninety days or were to exceed thirteen months to maturity.

         (6) Foreign Investment. The Money Fund may also purchase Europaper and Eurobonds (with remaining maturities of 397 days or less), which are U.S. dollar denominated debt securities of a foreign issuer. Investors should recognize that investing in foreign securities, such as Europaper and Eurobonds, involves certain special considerations which are not typically associated with investing in domestic securities. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other investment income, possible seizure, nationalization, or expropriation of foreign investments, the possible establishment of exchange controls or taxation at the source, less stringent disclosure or auditing requirements or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal or interest on such securities or the purchase or sale thereof. As non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic issuers, there may be less publicly available information about certain foreign securities than about domestic securities. Securities of some foreign issuers are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of securities markets, brokers and listed issuers than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

         (7) Unrated Securities. In those instances in which the Fund purchases securities that are considered "Unrated Securities" within the meaning of Rule 2a-7, the Board has delegated to the Adviser the responsibility to determine whether such securities are of comparable quality.

         Unrated instruments purchased for the Fund may be considered of comparable quality when, at the time of purchase (i) the security at the time of issuance had (A) a maturity of greater than thirteen months but currently has a remaining maturity of thirteen months or less, and (B) does not have a long-term rating from any Rating Agency that is not within the three highest rating categories unless the instrument has received a long-term rating from a Rating Agency in one of the three highest categories, (ii) the instrument is subject to a guarantee which (A) has received a rating from a Rating Agency or (B) is issued by a guarantor that has received a rating with respect to a class of debt securities that is comparable in priority and security to such guarantee (unless such guarantee is issued by an affiliate of the issuer of the instrument), (iii) if the instrument is subject to a demand feature or guarantee, some entity has undertaken to notify the Fund in the event the demand feature or guarantee is substituted, and (iv) the issuer thereof is believed by the Adviser to have a financial condition comparable to those issuing rated securities in which the Fund may invest, and the unrated instrument has comparable priority and security and other relevant characteristics to such rated securities, provided that with respect to instruments other than Government securities (as defined in Section
2(a)(16) of the Investment Company Act of 1940, as amended (the "1940 Act")) not more than 5% of the Fund's assets may be invested pursuant to subparagraph (iv).

         If an instrument has received a rating but is subject to a guarantee that was not considered or in effect when the instrument (or the issuer) was given its rating, the Adviser may evaluate the instrument as if it were unrated, unless the instrument has a rating from a Rating Agency reflecting the existence of such guarantee.

         (8) When-Issued Securities. The Money Fund may purchase securities on a "when-issued" or "delayed delivery" basis. "When-issued" or delayed delivery securities include securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Fund will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset (with the purchase price being recorded as a liability) at the time the commitment is entered into and are subject to changes in value prior to delivery based upon changes in the general level of interest rates.

         While the Money Fund is committed to purchase such securities, the Fund will maintain in a segregated account cash, U.S. Government securities or other liquid debt securities of an amount at least equal to the purchase price of the securities to be purchased. Normally, the custodian for the Fund will set aside portfolio securities to satisfy a purchase commitment. Because securities purchased on a when issued basis may fluctuate in value prior to delivery based upon changes in the general level of interest rates, the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. Because the Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, the Fund expects that commitments to purchase "when-issued" securities will not exceed 25% of the value of its total assets absent unusual market conditions. When the Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Investment Restrictions.

         The Money Fund's policies described above may be changed by the Company's Board of Directors without shareholder approval. The Fund, however, may not change its investment objective or the investment restrictions described below without the affirmative vote of the holders of a "majority of the outstanding shares" of the Fund, as described below under "DESCRIPTION OF SHARES."

         The Money Fund may not:

         (1) issue senior securities (as defined in the 1940 Act) or borrow money, except from banks for temporary purposes and for reverse repurchase agreements, and then in an aggregate amount not in excess of 10% of the value of the Fund's assets; or mortgage, pledge or hypothecate any of its assets except in connection with such borrowings and in amounts not in excess of 10% of the value of the Fund's assets; or purchase portfolio securities while borrowings in excess of 5% of the value of the Fund's assets are outstanding.

         (2) purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements relating thereto) if immediately after such purchase more than 5% of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding securities of any class (taking all debt issues of an issuer as a single class) or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% limitation;

         (3) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;

         (4) underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under Federal securities laws;

         (5) make short sales of securities or maintain a short position or write, purchase or sell put or call options or straddles, spreads or combinations thereof;

         (6) purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

         (7) purchase or sell commodities or commodity contracts or commodity futures contracts;

         (8)  invest in oil, gas or mineral exploration or development programs;

         (9)   make  loans  except  that the Fund may  purchase  or hold debt
obligations  in  accordance   with  its  investment   objective,   policies  and
limitations and may enter into repurchase agreements;

         (10)  purchase any securities issued by any other investment company
except  in   connection   with  the  merger,   consolidation,   acquisition  or
reorganization of all the securities or assets of such an issuer;

         (11) make investments for the purpose of exercising control or management;

         (12) invest 25% or more of its total assets in the securities of issuers in any particular industry other than securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or repurchase agreements relating thereto, or obligations of domestic branches of U.S. banks and those U.S. branches of foreign banks that are subject to the same regulation as U.S. banks); or

         (13) invest more than 5% of its total assets in securities of issuers (including their predecessors) with less than three years of continuous operations.

         If a percentage restriction is satisfied at the time of an investment, borrowing or other designated action, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. However, if due to market fluctuations or other reasons the assets of the Fund fall below 300% of its borrowings, the Fund will, in accordance with the 1940 Act, reduce the borrowings of the Fund so that such borrowings have 300% asset coverage.

         Notwithstanding investment restriction no. 2 above and for purposes of maintaining a stable net asset value pursuant to Rule 2a-7 under the 1940 Act (see "VALUATION OF SHARES" below), the Fund will, with respect to 100% of its total assets, limit its investments in the securities of any one issuer in the manner provided by such Rule.

         With   respect   to   limitation   (12)   above   concerning   industry
concentration,  neither  all  finance  companies,  as a group,  nor all  utility companies, as a group, are considered a single industry for purposes of this policy. The Fund will consider wholly owned finance subsidiaries to be in the industries of their parent companies if their activities are primarily related to financing the activities of such parent companies, and will categorize utility companies according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. The policy and practices stated in this paragraph may be changed without the affirmative vote of a majority of the outstanding shares of the Fund, but any such change may require the approval of the SEC and would be disclosed in this Statement of Additional Information.

                             DIRECTORS AND OFFICERS

         The business and affairs of the Company and the Fund are managed under the direction of the Company's Board of Directors in accordance with the laws of Maryland governing corporations. The directors and executive officers of the Company, their business addresses, ages and principal occupations during the past five years are:


                       Position(s)
Name, Address          Held With the    Principal Occupation(s)
and Age                Company          During Past Five Years
----------             ----------       ----------------------

Allan L. Erb*          President and    Partner in charge of Financial Products
330 Commerce Street    Director         Department since  1986; General
Nashville, TN 37201                     Partner/Voting Member since 1990.**
Age: 52

Douglas C. Altenbern   Director         Private investor since  October  1990;
1025 Chancery Lane                      Chairman of Pay Systems of America, Inc.
Nashville, TN 37215                     (payroll processing) from 1993 to 1997.
Age: 62

William Carter*        Director         Limited Partner/Equity Member and
3605 Glenwood Avenue                    Regional Manager.**
Suite 100
Raleigh, NC 27612
Age: 52

Richard W. Hanselman   Director         Private investor since 1986.
3017 Poston Avenue
Nashville, TN 37203
Age: 71

Edward J. Roach        Director         Certified Public Accountant  and  Vice
Suite 100                               President and Treasurer  of  Temporary
400 Bellevue Parkway                    Investment Fund, Inc., Trust for Federal
Wilmington, DE 19809                    Securities, Municipal Fund for Temporary
Age: 74                                 Investment(each from 1981 through 1997),
                                        Independence  Square  Income Securities,
                                        Inc. (since 1981) and Municipal Fund for
                                        California Investors, Inc.  (from  1983
                                        through   1997); Treasurer of Chestnut
                                        Street Exchange Fund (since 1981);  and
                                        President and Treasurer of The RBB Fund,
                                        Inc. (since 1991) and Municipal Fund for
                                        New  York   Investors, Inc.  (from  1983
                                        through 1997; became President in 1995)
                                        (each a management investment company).


Michael R. Shea*       Vice President   Director of Taxable Fixed Income
330 Commerce Street    and Director     Department since 1974; Voting
Nashville, TN 37201                     Member/General Partner since 1981.**
Age: 56


William T. Spitz       Director         Treasurer and Chief Investment  Officer,
102 Alumni Hall                         Vanderbilt University, since  November
Vanderbilt                              1985.
University
Nashville, TN 37240
Age: 48


R. Patrick Shepherd    Vice President   General Counsel and Director of Legal
330 Commerce St.                        and Compliance Departments since 1983;
Nashville, TN 37201                     Voting Member/General Partner since
Age: 43                                 1987. **

Judy K. Abroms         Vice President   Equity Member/Limited Partner since
330 Commerce St.                        1997; from 1990 to 1994, Investment
Nashville, TN 37201                     Limited Partner.**
Age: 55

Randall R. Harness     Secretary and    Chief Financial Partner  since  1976;
330 Commerce St.       Treasurer        Voting Member/General Partner since
Nashville, TN 37201                     1981.**
Age: 56

----------
*    "Interested" director of the Fund as that term is defined in the 1940 Act.

**    Positions are with J. C. Bradford & Co. LLC.


          Messrs. Erb, Carter, Shea, Harness and Shepherd and Ms. Abroms hold positions with J. C. Bradford & Co. LLC ("Bradford") as described above and, except for Mr. Carter, are also officers of the Adviser, serving in comparable positions to those they hold with the Company. The only other officer of the Adviser is Robert P. DeBastiani. Mr. DeBastiani has been an Equity
Member/Limited Partner of Bradford since July 1990 and has served as Institutional Trader for Taxable Fixed Income Securities of Bradford since April 1987.

         The Fund pays directors who are not "affiliated persons" of the Adviser, as that term is defined in the 1940 Act, a fee of $6,000 annually plus $1,000 per meeting attended. Directors who are not affiliated persons of the Adviser are also reimbursed for any expenses incurred in attending meetings of the Board of Directors or any committee thereof.

         The following table sets forth information regarding all compensation paid by the Fund to its directors, who are not affiliated "persons" of the Fund, for their services as directors during the fiscal year ended December 31, 1998. The Fund has no pension or retirement plans nor does it pay compensation to its executive officers.

                               COMPENSATION TABLE

                                                    Total Compensation From
Name and Position         Aggregate Compensation        the Fund and
  With the Fund                From the Fund          the Fund Complex*
  -------------                -------------          -----------------

Douglas C. Altenbern               $10,000                   $10,000
      Director
Richard W. Hanselman               $10,000                   $10,000
      Director
Edward J. Roach                    $10,000                   $10,000
      Director
William T. Spitz                   $10,000                   $10,000
      Director

----------
         *For purposes of this Table, Fund Complex means one or more mutual funds, including the Money Fund, which have a common investment adviser or affiliated investment advisers or which hold themselves out to the public as being related. The Money Fund is currently the only member of its Fund Complex.

         The Fund currently has no employees, as substantially all of the services necessary for the operation of the Fund are performed by the Adviser; Investors Fiduciary Trust Company ("IFTC"), the Fund's custodian; Reich & Tang Asset Management L.P. ("R&T"), the Fund's administrator; and Bradford, the Fund's distributor and transfer and dividend disbursing agent.

No officer or employee of the Adviser, IFTC, R&T or Bradford receives any compensation from the Fund.

         Certain of the directors and officers and the organizations with which they are associated have had in the past, and may in the future have, transactions with Bradford and its affiliates. The Fund believes that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions have been and are expected to be substantially the same as the prevailing terms for comparable transactions of other customers.

                       INVESTMENT ADVISORY, ADMINISTRATION
                          AND DISTRIBUTION ARRANGEMENTS

          General. The Adviser is a Tennessee limited partnership. J.C.B. Financial Services, Inc. acts as the general partner to the Adviser (the
"General Partner") and J. C. Bradford & Co. LLC ("Bradford" or the "Distributor"), the Fund's distributor, is the Adviser's limited partner.

         The General Partner is a wholly owned subsidiary of Bradford & Co., Incorporated ("Bradford Incorporated"). Bradford Incorporated, through the General Partner and other subsidiaries, is engaged in various aspects of the financial services industry. All of the outstanding voting securities of Bradford Incorporated are owned by various partners of Bradford. Bradford is an investment firm which conducts a substantial brokerage and investment banking business and also acts as the distributor of the Fund.

         Advisory Agreement. The Adviser renders advisory services to the Fund pursuant to an Investment Advisory Agreement. As compensation for such services, the Adviser receives from the Fund a fee at an annual rate of 0.40% of the first $500 million of the Fund's daily net assets and 0.35% of daily net assets in excess of $500 million. This fee is computed daily and payable monthly. The Adviser may from time to time waive some or all of its advisory fee. Currently, the Adviser is charging only 0.30% on the Fund's average daily net assets greater than $1 billion up to $2 billion and 0.29% on the Fund's average daily net assets greater than $2 billion. Subject to the authority of the Company's Board of Directors, the Adviser furnishes the Money Fund with investment advice and, in general, supervises the investment program of the Fund. The Adviser furnishes, at its own expense, office space, equipment and personnel (other than the services of directors of the Company who are not affiliated persons of the Adviser) for supervising the investment program of, and placing orders for the portfolio transactions for the Fund.

         The Adviser has licensed the name "Bradford" to the Fund on a royalty-free basis and the Adviser has reserved to itself the right to grant the non-exclusive right to use the name "Bradford" to any other person. At such time as the Advisory Agreement is no longer in effect, the Adviser may require the Fund to cease using the name "Bradford."

         For the fiscal years ended December 31, 1996, 1997 and 1998, the Adviser's fees under the Advisory Agreement were $4,309,221, $5,228,609 and $6,715,668, respectively. For those years ended December 31, 1996, 1997 and 1998, the Adviser waived $79,731, $211,230 and

$423,905, respectively, which were payable to it under the Advisory Contract. Such fee waiver causes the yield of the Fund to be higher than it would be in the absence of such a waiver.

         Administration Agreement. R&T, a Delaware limited partnership, serves as administrator to the Fund pursuant to an Administrative Services Agreement dated August 15, 1997 (the "Administrative Services Agreement"), under which R&T provides various administrative and accounting services. These services include
(a) maintenance of the Fund's books and records, (b) preparation of regulatory filings and shareholder reports, (c) computation of net asset values and daily dividends, (d) accounting with respect to income and expense items, cash balances, market value, yield, portfolio turnover and average maturity of the Fund and its assets, (e) preparation of financial statements and tax returns, and (f) reconciliation of trades. For its services to the Fund under the Administrative Services Agreement, R&T receives a fee computed as described in the Prospectus. For the period from August 18, 1997 to December 31, 1997, and the year ended December 31, 1998, R&T earned $201,543 and $569,735 respectfully, for such services.

         Distribution Agreement. Pursuant to the terms of the Distribution Agreement entered into between Bradford and the Company on behalf of the Fund, and a Plan of Distribution (the "Plan"), which was adopted and the continuation of which has been approved in the manner prescribed by Rule 12b-1 under the 1940 Act, Bradford uses its best efforts to distribute the shares of the Fund, and Bradford is reimbursed for certain current distribution expenses as described in the Prospectus.

         The Plan was last approved by the Company's Board of Directors, including the directors who are not "interested persons" of the Company (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements relating to the Plan ("Rule 12b-1 directors"), on October 30, 1998. In approving the Plan, the Company's directors concluded, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Sections 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that the Plan and the services provided to the Fund pursuant thereto will benefit the Fund and its shareholders. The Plan was also approved by the Fund's shareholders on October 18, 1989.

         Among other things, the Plan provides that: (a) Bradford is required to submit quarterly reports to the directors of the Company (which are reviewed by the directors) regarding all amounts expended under the Plan and the purposes for which such expenditures were made; (b) the Plan will continue in effect only so long as it is approved at least annually by the Company's Board of Directors, including the Rule 12b-1 directors, and any material amendment thereto is approved by the Company's Board of Directors, including the Rule 12b-1 directors, acting in person at a meeting called for such purpose; (c) the aggregate amount to be spent by the Fund on the distribution of the Fund's shares under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined in "DESCRIPTION OF SHARES") and (d) while the Plan remains in effect, the selection and nomination of the Company's directors who are not "interested persons" of the Company (as defined in the 1940 Act) shall be committed to the discretion of the directors who are not interested persons of the Company.

         For the fiscal year ended December 31, 1998, the Fund reimbursed Bradford for distribution expenses totaling $3,694,668. Bradford's distribution expenses for the Fund consisted principally of the following: allocated expenses of Bradford's money fund operations department; allocated expenses of Bradford's branch office overhead; allocated expenses of Bradford's financial services department, including mutual fund sales; statement processing; allocated expenses of management sales and branch administration, marketing and training departments; and compensation paid to account executives. Directors and officers of the Company who are affiliated with Bradford may have a direct or indirect financial interest in the operation of the Plan. No director of the Company who is not an "interested person" of the Company (as defined in the 1940 Act) has any such financial interest. Bradford may, from time to time, voluntarily waive all or a portion of the fees payable to it under the Plan. Any such fee waiver will cause the yield of the Fund to be higher than it would be in the absence of such a waiver.

                             PORTFOLIO TRANSACTIONS

         The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers or dealers to effect the transactions and the negotiation of brokerage commissions, if any. Transactions are typically effected with dealers acting as principal for their own account. The Fund did not pay any brokerage commissions during the three most recent fiscal years.

         In determining which brokers to use for the portfolio transactions effected on an agency basis, the Adviser will attempt to obtain the best net price and the most favorable execution in light of the overall quality of brokerage and research services provided. In so selecting brokers, the Adviser may consider a number of factors, including, but not limited to, the skill of the firm's securities traders and the firm's financial responsibility and administrative efficiency.

         When consistent with these objectives, brokerage may be placed with broker-dealers who furnish investment research or services to the Adviser. Such research or services include advice as to the value of securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows the Adviser to supplement its own investment research activities and enables the Adviser to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Fund. In the event portfolio transactions are effected with brokers or dealers who furnish research services to the Adviser, the Adviser receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these transactions. These services may indirectly benefit not just the Fund but also other accounts which the Adviser may manage.

         The Adviser is authorized to cause the Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged if the Adviser determines that such amount of commission is reasonable in relation to the overall quality of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion. Under the terms of the Advisory Contract, the Fund may not pay any compensation in the form of brokerage commissions to the Distributor
(1) which would exceed the amount permitted under Section 17(e) of the 1940 Act and the rules and regulations thereunder or (2) for research services within the meaning of Section 28(e) of the Securities Exchange Act of 1934. In payment of brokerage commissions to the Distributor acting as agent in over-the-counter transactions, the Adviser intends to comply with Section 17(e)(2)(C) of the 1940 Act which requires that such commissions not exceed one percent of the purchase or sale price of the securities involved.

         The Fund purchases only securities with remaining maturities of 397 days (13 months) or less and may attempt to maximize yield through portfolio trading. This may involve selling portfolio instruments and purchasing different instruments to take advantage of disparities of yield in different segments of the high-grade money market or among particular instruments within the same segment of the market. Accordingly, its portfolio turnover rate may be relatively high. However, because brokerage commissions are not normally paid with respect to investments made by the Fund, the turnover rate should not materially adversely affect the Fund's net asset value or net income.

         Investment decisions for the Fund and for other investment accounts that the Adviser may manage in the future, including other portfolios which may be created by the Company, will be made independently of each other in the light of differing investment objectives or circumstances. However, the same investment decision may be made for two or more of such accounts. In such cases, purchases or sales will be averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, in other cases it could be beneficial to the Fund. The Fund will not purchase securities during the existence of any underwriting or selling group relating to such security of which the Adviser or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Company's Board of Directors pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures, which will be reviewed by the Company's directors annually, require that the commission paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offer, and that the Adviser not participate in or benefit from the sale to the Fund.


         The Fund has from time to time during 1998 held securities of its regular brokers or dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies, including those of Ford Motor Credit Company, GECC Capital Markets Group, Inc., Merrill Lynch, Pierce, Fenner & Smith, Inc. and Bear Stearns & Co. At December 31, 1998, the Fund held the following amounts of commercial paper or notes of Ford Motor Credit Company, General Electric Capital Corporation, Merrill Lynch & Co., Inc. and Bear Stearns Companies, Inc.:
$78,036,885, $87,276,208, $27,356,621 and $10,165,706, respectively.

                       PURCHASE AND REDEMPTION INFORMATION

         The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Fund's shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. If payment is made in securities, a shareholder will incur transaction costs in converting these securities into cash. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Fund.

         Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit.

                               VALUATION OF SHARES

         The method for determining the net asset value per share of the Fund is summarized in the Prospectus under the heading "SHAREHOLDER ACCOUNT INFORMATION
- Pricing of Fund Shares." The Fund intends to use its best efforts to maintain its net asset value of $1.00 per share. Net asset value per share, the value of an individual share in the Fund, is computed by dividing the Fund's net assets by the number of its outstanding shares. The Fund's "net assets" equal the value of the Fund's investments and other securities less its liabilities. The Fund's net asset value per share is computed once each day as of the close of trading (currently 4:00 p.m. Eastern time) on the NYSE on each day, Monday through Friday, when the NYSE and IFTC are both open for business.

         The Fund calculates the value of its portfolio securities by using the amortized cost method of valuation in accordance with Rule 2a-7 under the 1940 Act. Under this method, the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline. The amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price the Fund would receive if the security were sold prior to maturity. In addition, if a large number of redemptions take place at a time when interest rates have increased, the Fund may have to sell portfolio securities prior to maturity and at a price which might be lower than their value under the amortized cost method of valuation.

         In determining the approximate market value of portfolio investments, the Fund may use outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Company's Board of Directors.

                             PERFORMANCE INFORMATION

         The Fund's current and effective yields are computed using standardized methods required by the SEC. The annualized yields for the Fund are computed by:
(a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven-calendar-day period; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared and all dividends declared on both the original share and such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.


         The yield for the seven day period ending December 31, 1998, for the Fund was 4.49%, and the effective yield for the same period was 4.59%.


         Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yields of the Fund will fluctuate, they cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, lengths of maturities of the portfolio securities, the method used by each fund to compute the yield and whether there are any special account charges which may reduce the effective yield.

         The yields on certain obligations, including the money market instruments in which the Fund invests (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings issued by the Rating Agencies, such as Moody's Investors Service and Standard & Poor's Corporation, represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. In addition, subsequent to its purchase by the Fund, an issue may cease to be rated or may have its rating reduced below the minimum required for purchase. In such an event, the Adviser will consider whether the Fund should continue to hold the obligation.

         From time to time, in advertisements or in reports to shareholders, the yields of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives. For example, the yield of the Fund may be compared to the IBC Financial Data, Inc.'s Money Fund Averages, which are averages compiled by IBC Financial Data, Inc.'s Money Fund Report of Holliston, MA 01746, a widely recognized independent publication that monitors the performance of money market funds, or to the data prepared by Lipper Analytical Services, Inc., a widely recognized independent service that monitors the performance of mutual funds.

                                      TAXES

         The Fund has qualified, and intends to remain qualified, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund is generally not subject to U.S. Federal income tax on its income and gains distributed to shareholders, provided the Fund distributes to its shareholders at least 90% of its net investment income (i.e., net income exclusive of net long-term capital gains) each year.

         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income and gains will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions will be eligible for the dividends received deduction in the case of corporate shareholders. However, additional federal income taxes may be imposed on the Fund if it requalifies in a subsequent taxable year as a regulated investment company.

         To so qualify, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (ii) diversify its investments so that, at the end of each quarter of its taxable year, (a) at least 50% of the value of its assets is represented by cash, cash items, U.S. Government securities, and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than the U.S. Government). In addition, to utilize the tax provisions specially applicable to regulated investment companies, the Fund must distribute to its shareholders at least 90% of its investment company taxable income for the year. In general, the Fund's investment company taxable income will be its taxable income subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year.

         As described in the Prospectus under "Taxes," shareholders (other than tax-exempt shareholders) are subject to federal income tax on distributions of income and capital gains, regardless of whether they reinvest such distributions in shares of the Fund. Distributions of net investment income are taxable to shareholders as ordinary income. The Fund does not intend to make distributions that will be eligible for the corporate dividends received deduction. Distributions of net capital gains (the excess of net long-capital gains over net short-term capital losses) are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held. The net capital gains of the Fund are expected to be minimal. Shareholders will be advised annually as to the federal tax status, as capital gain or ordinary income, of distributions made by the Fund during the year.

         Any gain or loss realized upon a taxable disposition of Fund shares by a shareholder who is not a dealer in securities generally will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. The holding period for long-term capital gains is more than one year. Any loss realized upon a taxable disposition of Fund shares may be deferred if other Fund shares are purchased (under the dividend reinvestment plan or otherwise) within 30 days before or after the disposition.

         The Fund may acquire certain securities at a discount. Current federal income tax law requires that a holder (such as the Fund) of such a security include in taxable income a portion of the discount which accrues on such security during the tax year even if the Fund receives no payment in cash on the security during the year. As a regulated investment company, the Fund must pay out 90% of its net investment income each year, will be subject to corporate-level tax to the extent it does not distribute all its income and gains, and will be subject to a 4% excise tax if the additional distribution requirement described below is not met. The foregoing rules would apply with respect to any accrued discount included in the Fund's income, even though the Fund may not receive cash corresponding to the accrued discount. Distributions will be made from the cash assets of the Fund or by liquidating portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. The Fund may realize a gain or loss from such sales, and any gain so realized would also need to be distributed.


         A non-deductible 4% excise tax will be imposed on the Fund to the extent the Fund does not distribute during each calendar year (i) 98% of its ordinary income for such calendar year, (ii) 98% of its capital gain net income for the one-year period ending October 31 of such calendar year (or the Fund's actual taxable year ending December 31, if elected) and (iii) certain other amounts not distributed in previous years. The Fund intends to distribute its income and gains in a manner so as to avoid the imposition of such 4% excise tax.

         For purposes of applying the distribution requirements described above, and for purposes of determining the taxable income of shareholders each year, dividends declared by the Fund in October, November or December of a year, payable to shareholders as of a record date in such a month, and paid during the following January, will be treated for Federal income tax purposes as paid by the Fund and received by shareholders as of December 31 of the calendar year declared.

         Federal income tax is required to be withheld at the rate of 31% of all taxable distributions payable to shareholders, including the proceeds of any redemptions, who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding.

         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect, which are subject to change by legislative or administrative action. No determination can be made as to whether future legislation addressing the federal income tax consequences to the Fund or its shareholders will be enacted.

         The tax consequences to a foreign shareholder of an investment in the Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

         Distributions to shareholders may also be subject to state and local taxes, depending on each shareholder's particular situation. Investors are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                              DESCRIPTION OF SHARES

         As of February 19, 1999, to the Fund's knowledge no person held beneficially 5% or more of the outstanding shares of the Fund, and the directors and officers of the Company as a group owned less than 1% of such outstanding shares. All of the Fund's outstanding shares were then owned of record by Bradford.

         The Company is authorized to issue shares of capital stock, par value $.001 per share, in multiple portfolios at the discretion of the Board of Directors. To date, the Board has authorized the issuance of shares of only one portfolio, The Bradford Money Fund. Each share in the Fund is entitled to one vote for the election of directors and any other matter submitted to a shareholder vote, but not to cumulate votes in the election of directors. Fractional shares (which are carried out to three decimal places) will have fractional voting rights. All shares in the Fund are fully paid and non-assessable and have no preemptive or conversion rights.

         Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets belonging to the Fund available for distribution.

         As a general matter, the Fund will not hold annual or other meetings of shareholders. Under the Company's Articles of Incorporation and By-Laws, an annual meeting of shareholders is not required to be held in any year in which the Fund is not required under the 1940 Act to submit for shareholder approval
(i) the election of director(s), (ii) any contract with an investment adviser or principal underwriter (as such terms are defined in the 1940 Act) or any renewal or amendment thereof, or (iii) the selection of the Fund's independent public accountants. Each duly elected director serves until the election and qualification of his successor, if any, or until such director sooner dies, resigns, retires or is removed by the shareholders. Under certain circumstances shareholders have the right to call for a meeting of shareholders to consider the removal of one or more directors. The Company will assist in shareholder communication in such matters.
                                      B-20

         Should the Fund in the future offer shares of one or more other portfolios, the Articles of Incorporation provide that on any matter submitted to a vote of the shareholders of the Company, all shares entitled to vote, irrespective of portfolio, would be voted in the aggregate and not by portfolio except that (a) as to any matter with respect to which a separate vote of any portfolio is required by the 1940 Act (such as the Fund's Rule 12b-1 Plan) or other applicable law, such requirements as to a separate vote by that portfolio would apply in lieu of the aggregate voting as described above, and (b) as to any matter which does not affect the interest of all portfolios, only shareholders of the affected portfolio or portfolios would be entitled to vote thereon.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares (as defined below) of each portfolio affected by such matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of such portfolio. However, such Rule exempts the selection of independent public accountants and the election of directors from its separate voting requirements.

         As used in this Statement of Additional Information, the term "majority of the outstanding shares" of the Company or a particular portfolio of the Company means the vote of the lesser of (i) 67% or more of the shares of the Company or such portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Company or such portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Company or such portfolio.
                                  MISCELLANEOUS

         Custodian. Investors Fiduciary Trust Company ("IFTC"), 127 West 10th Street, Kansas City, Missouri 64105, is custodian of the Fund's assets pursuant to a Custody Agreement. Under the Custody Agreement, IFTC (a) maintains a separate account or accounts in the name of the Fund, (b) holds and transfers portfolio securities for the account of the Fund, (c) makes receipts and disbursements of money on behalf of the Fund, (d) collects and receives all income and other payments and distributions on account of the Fund's portfolio securities and (e) makes periodic reports to the Company's Board of Directors concerning the Fund's operations. IFTC is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Company, provided that IFTC remains responsible for the performance of all duties under the Custody Agreement and holds the Company harmless from the acts and omissions of any sub-custodian.

         Transfer and Dividend Disbursing Agent. Bradford serves as the transfer and dividend disbursing agent for the Fund's shares pursuant to a Transfer Agency Agreement under which Bradford (a) issues and redeems shares of the Fund,
(b) pays or arranges for the payment of dividends and distributions, (c) addresses and mails communications by the Fund to record owners of shares, including  reports to  shareholders  and proxy  materials  for its  meetings  of shareholders, (d) maintains shareholder accounts and, if requested, sub-accounts, and (e) makes periodic reports to the Company's Board of Directors concerning the operations of the Fund. The Fund pays Bradford a fee at an annual rate of $11.50 for each active Fund account. In addition, the Fund reimburses Bradford for its payment of the following expenses: toll free telephone lines (if required by the Fund), envelopes, checks, postage, hardware and telephone lines for remote terminals (if required by the Fund), certificate issuance fees, microfiche and microfilm, and proxy solicitation expenses (if required by the Fund).

         Counsel. The law firm of Baker & Hostetler LLP, Capital Square, Suite 2100, 65 East State Street, Columbus, Ohio 43215, serves as counsel to the Company and will pass upon the legality of the shares offered hereby.

         Independent Auditors. Deloitte & Touche LLP, SunTrust Center, Nashville, Tennessee 37219, serves as the Company's independent auditors. The financial statements of the Fund appearing in this Statement of Additional Information have been audited by Deloitte & Touche LLP, as set forth in their report appearing elsewhere herein, and have been included in reliance on their report given on their authority as experts in accounting and auditing.

                              FINANCIAL STATEMENTS

                                                       THE BRADFORD FUNDS, INC.

                                                        The Bradford Money Fund

                                                        Statement of Net Assets
                                                           December 31, 1998

                                                          Percentage                           Par
                                                         of Portfolio         Maturity        (000)            Value
                                                         ------------         --------      ---------     ---------------
 AGENCY OBLIGATIONS....................................     61.36%
 Federal Farm Credit Bank
   5.50%                                                                       02/01/99      $19,600      $    19,597,635

 Federal Home Loan Bank
   4.87%                                                                       02/18/99       17,000           16,889,409
   4.97%                                                                       02/24/99       11,000           10,917,995
   5.57%                                                                       03/09/99       10,000           10,000,267
   5.61%                                                                       04/22/99       10,000            9,998,574
   5.53%                                                                       07/15/99       10,000            9,996,615
 Federal Home Loan Mortgage Corporation
   5.02%                                                                       01/12/99       25,000           24,961,653
   4.83%                                                                       02/01/99       15,000           14,937,612
   4.96%                                                                       02/02/99       10,000            9,955,911
   5.17%                                                                       02/02/99        8,000            7,963,236
   4.87%                                                                       02/03/99       12,000           11,946,430
   4.96%                                                                       02/05/99        5,500            5,473,478
   4.92%                                                                       02/08/99       15,000           14,922,100
   4.93%                                                                       02/09/99       19,000           18,898,524
   5.04%                                                                       02/10/99       25,000           24,860,000
   5.07%                                                                       02/11/99       15,000           14,913,388
   4.94%                                                                       02/17/99       33,000           32,787,168
   5.17%                                                                       02/19/99       13,000           12,908,520
   4.91%                                                                       02/22/99       10,000            9,929,078
   5.04%                                                                       02/22/99       10,000            9,927,200
   4.88%                                                                       02/25/99       10,000            9,925,444
   5.08%                                                                       02/25/99       19,000           18,852,539
   4.92%                                                                       02/26/99        9,000            8,931,120
   5.07%                                                                       02/26/99       12,000           11,905,323
   4.91%                                                                       03/02/99       10,000            9,918,167
   4.89%                                                                       03/05/99       10,000            9,914,425
   4.87%                                                                       03/08/99       20,000           19,821,433
   4.84%                                                                       03/08/99        9,964            9,875,586
   4.82%                                                                       03/12/99        4,000            3,962,511
   4.85%                                                                       03/12/99        9,000            8,915,125
   5.00%                                                                       03/12/99       18,000           17,825,000
   4.57%                                                                       03/15/99       10,000            9,907,331
   4.83%                                                                       03/15/99       11,000           10,892,264
   4.97%                                                                       03/15/99       10,223           10,129,871
   4.99%                                                                       03/17/99       10,000            9,896,042
   5.10%                                                                       03/18/99        5,000            4,946,167
   4.84%                                                                       03/18/99        9,000            8,908,040
   4.99%                                                                       03/19/99       22,000           21,765,193

                 See accompanying notes to financial statements

                                                        THE BRADFORD FUNDS, INC.

                                                        The Bradford Money Fund

                                                 Statement of Net Assets - (Continued)
                                                           December 31, 1998


                                                          Percentage                           Par
                                                         of Portfolio         Maturity        (000)            Value
                                                         ------------         --------      ---------     ---------------
 AGENCY OBLIGATIONS (CONTINUED)
 Federal Home Loan Mortgage Corporation - (Continued)
   5.10%                                                                       03/19/99      $10,000      $     9,890,917
   5.10%                                                                       03/24/99       20,000           19,767,667
   5.01%                                                                       03/25/99       10,000            9,884,492
   4.92%                                                                       03/26/99        7,000            6,919,640
   4.83%                                                                       03/26/99       19,000           18,785,870
   4.80%                                                                       04/06/99       20,000           19,746,403
   4.87%                                                                       04/09/99       30,000           29,602,185
   4.88%                                                                       04/09/99        8,000            7,893,724
   4.90%                                                                       04/09/99       20,000           19,733,222
   4.91%                                                                       04/09/99       15,000           14,799,508
   4.89%                                                                       04/13/99       10,000            9,861,450
   4.85%                                                                       04/13/99       10,000            9,862,583
   4.81%                                                                       05/18/99       10,000            9,816,953
 Federal National Mortgage Association
   4.80%                                                                       02/02/99       20,000           19,914,667
   5.05%                                                                       02/05/99       17,000           16,916,535
   5.23%                                                                       02/05/99        6,185            6,153,551
   5.22%                                                                       02/05/99       25,000           24,873,125
   5.09%                                                                       02/08/99       10,000            9,997,312
   5.33%                                                                       02/08/99       12,332           12,262,619
   5.04%                                                                       02/09/99       15,000           14,918,100
   5.32%                                                                       02/11/99       21,500           21,369,587
   5.50%                                                                       02/12/99       25,000           25,000,550
   5.16%                                                                       02/16/99        9,500            9,437,327
   5.08%                                                                       02/18/99       29,000           28,803,573
   5.36%                                                                       02/19/99       20,000           20,003,646
   4.96%                                                                       03/01/99       12,000           11,902,453
   5.00%                                                                       03/01/99       10,000            9,918,055
   5.02%                                                                       03/01/99       13,000           12,893,025
   4.88%                                                                       03/02/99       15,000           14,878,000
   4.99%                                                                       03/03/99       14,000           13,881,626
   5.19%                                                                       03/04/99       24,000           23,785,480
   4.88%                                                                       03/09/99       10,000            9,909,178
   4.98%                                                                       03/10/99       18,000           17,830,680
   4.94%                                                                       03/15/99       10,661           10,554,206
   5.53%                                                                       03/16/99       10,000           10,007,731
   4.96%                                                                       03/17/99       23,000           22,762,333
   4.60%                                                                       03/18/99       14,000           13,864,044
   5.84%                                                                       03/29/99       10,000           10,010,121

                 See accompanying notes to financial statements

                                                        THE BRADFORD FUNDS, INC.

                                                        The Bradford Money Fund

                                                 Statement of Net Assets - (Continued)
                                                           December 31, 1998


                                                          Percentage                           Par
                                                         of Portfolio         Maturity        (000)            Value
                                                         ------------         --------      ---------     ---------------
 AGENCY OBLIGATIONS (CONTINUED)
 Federal National Mortgage Association - (Continued)
   4.87%                                                                       04/01/99      $18,000      $    17,780,850
   4.93%                                                                       04/01/99       10,000            9,876,750
   4.90%                                                                       04/02/99       11,510           11,367,436
   4.92%                                                                       04/02/99        6,420            6,340,157
   4.90%                                                                       04/05/99       11,000           10,859,261
   5.27%                                                                       04/08/99       10,000            9,858,003
   5.27%                                                                       04/09/99       10,000            9,856,539
   4.86%                                                                       04/15/99       18,000           17,747,176
   4.87%                                                                       04/15/99       11,000           10,845,242
   4.84%                                                                       04/29/99       14,000           13,777,898
   4.77%                                                                       05/03/99       10,000            9,838,350
   4.81%                                                                       05/06/99       13,000           12,782,476
   5.57%                                                                       05/07/99       12,855           12,849,857
   5.56%                                                                       05/14/99       20,000           19,990,526
                                                                                                          ---------------
      TOTAL AGENCY OBLIGATIONS                                                                              1,250,259,033
                                                                                                          ---------------
 COMMERCIAL PAPER......................................     36.34%
 Agriculture...........................................      0.84%
   Archer Daniels Midland Co. (A-1+, P-1)
      4.92%                                                                    02/24/99       10,000            9,926,200
   Cargill, Inc. (A-1+, P-1)
      4.95%                                                                    04/20/99        7,300            7,190,591
                                                                                                          ---------------
                                                                                                               17,116,791
                                                                                                          ---------------
 Automobiles...........................................      0.29%
   Daimler-Benz North America (A-1, P-1)
      5.15%                                                                    03/05/99        6,000            5,945,925
                                                                                                          ---------------
 Beverages.............................................      2.35%
   Coca-Cola Co. (A-1+, P-1)
      4.89%                                                                    01/26/99       20,000           19,932,084
   Pepsico Inc. (A-1, P-1)
      5.25%                                                                    01/22/99       12,000           11,963,250
      5.27%                                                                    01/26/99        8,000            7,970,722
      5.27%                                                                    01/27/99        8,000            7,969,551
                                                                                                          ---------------
                                                                                                               47,835,607
                                                                                                          ---------------



                 See accompanying notes to financial statements

                                                        THE BRADFORD FUNDS, INC.

                                                        The Bradford Money Fund

                                                 Statement of Net Assets - (Continued)
                                                           December 31, 1998


                                                          Percentage                           Par
                                                         of Portfolio         Maturity        (000)            Value
                                                         ------------         --------      ---------     ---------------
 COMMERCIAL PAPER (CONTINUED)
 Broker/Dealer.....................................         1.34%
   Merrill Lynch & Co., Inc. (A-1+, P-1)
      5.47%                                                                    01/15/99      $ 4,000      $     3,991,491
      5.51%                                                                    01/29/99       15,500           15,433,574
      5.50%                                                                    02/26/99        8,000            7,931,556
                                                                                                          ---------------
                                                                                                               27,356,621
                                                                                                          ---------------
 Chemicals.........................................         3.53%
   Dupont (E.I.) de Nemours & Co. (A-1+, P-1)
      5.11%                                                                    01/11/99       11,000           10,984,386
      5.10%                                                                    01/13/99       15,000           14,974,500
      5.11%                                                                    01/14/99       11,000           10,979,702
      5.25%                                                                    01/25/99       10,000            9,965,000
      4.96%                                                                    01/28/99       10,000            9,962,800
      4.80%                                                                    04/14/99       15,272           15,062,265
                                                                                                          ---------------
                                                                                                               71,928,653
                                                                                                          ---------------
 Consumer ProductS.................................          4.57%
   Proctor & Gamble Co. (A-1+, P-1)
      5.18%                                                                    01/04/99       20,000           19,991,367
      5.02%                                                                    01/11/99        4,250            4,244,074
      5.18%                                                                    01/12/99       10,000            9,984,172
      5.20%                                                                    01/13/99       20,000           19,965,333
      5.30%                                                                    01/19/99       15,000           14,960,250
      5.30%                                                                    01/26/99        9,000            8,966,875
      5.25%                                                                    01/27/99       15,000           14,943,125
                                                                                                          ---------------
                                                                                                               93,055,196
                                                                                                          ---------------
 Entertainment.....................................          1.51%
   Walt Disney Company Inc. (A-1, P-1)
      5.03%                                                                    02/05/99        4,000            3,980,439
      5.25%                                                                    02/12/99       17,000           16,895,875
      5.00%                                                                    02/25/99       10,000            9,923,611
                                                                                                          ---------------
                                                                                                               30,799,925
                                                                                                          ---------------
 Finance...........................................          9.58%
   Ford Motor Credit Company (A-1, P-1)
      5.95%                                                                    01/05/99       10,000            9,993,389
      5.51%                                                                    01/20/99       15,000           14,956,379
      5.45%                                                                    01/21/99        5,000            4,984,861
      5.40%                                                                    01/25/99       10,000            9,964,000

                 See accompanying notes to financial statements

                                                        THE BRADFORD FUNDS, INC.

                                                        The Bradford Money Fund

                                                 Statement of Net Assets - (Continued)
                                                           December 31, 1998


                                                          Percentage                           Par
                                                         of Portfolio         Maturity        (000)            Value
                                                         ------------         --------      ---------     ---------------
 COMMERCIAL PAPER (CONTINUED)
 Finance - (Continued)
   Ford Motor Credit Company - (Continued)
      5.08%                                                                    01/28/99      $13,000      $    12,950,470
      5.04%                                                                    03/23/99       10,000            9,886,600
      4.81%                                                                    04/07/99       15,500           15,301,186
   General Electric Capital Corporation (A-1+, P-1)
      5.10%                                                                    01/14/99        5,000            4,990,792
      5.48%                                                                    02/10/99        3,500            3,478,689
      4.92%                                                                    03/18/99        8,100            8,015,868
      4.91%                                                                    04/26/99       10,000            9,843,153
      5.06%                                                                    04/27/99       17,000           16,722,824
      5.06%                                                                    04/28/99       17,000           16,720,435
      4.92%                                                                    05/10/99       14,000           13,753,180
      4.92%                                                                    05/11/99       14,000           13,751,267
   USAA Capital Corp. (A-1+, P-1)
      5.45%                                                                    01/27/99       10,000            9,960,639
      5.27%                                                                    01/29/99       20,000           19,918,022
                                                                                                          ---------------
                                                                                                              195,191,754
                                                                                                          ---------------
 Food..............................................         1.56%
   Campbell Soup Co. (A-1+, P-1)
      5.43%                                                                    02/03/99       23,000           22,885,517
   Hershey Foods Corp. (A-1+, P-1)
      5.35%                                                                    01/25/99        9,000            8,967,900
                                                                                                          ---------------
                                                                                                               31,853,417
                                                                                                          ---------------
 Health-Care.......................................         4.84%
   Johnson & Johnson (A-1+, P-1)
      5.00%                                                                    02/16/99       20,000           19,872,222
      4.93%                                                                    02/22/99       18,000           17,871,820
      4.93%                                                                    02/23/99       20,000           19,854,839
      4.95%                                                                    03/03/99        5,000            4,958,063
      4.90%                                                                    03/03/99        8,940            8,865,773
      5.05%                                                                    03/03/99        5,000            4,957,215
      4.98%                                                                    04/05/99       10,612           10,474,009
      4.83%                                                                    06/28/99       12,000           11,713,420
                                                                                                          ---------------
                                                                                                               98,567,361
                                                                                                          ---------------
 Publishing........................................         0.54%
   McGraw-Hill, Inc. (A-1, P-1)
      5.34%                                                                    02/04/99       10,950           10,894,775

                 See accompanying notes to financial statements

                                                        THE BRADFORD FUNDS, INC.

                                                        The Bradford Money Fund

                                                 Statement of Net Assets - (Continued)
                                                           December 31, 1998


                                                          Percentage                           Par
                                                         of Portfolio         Maturity        (000)            Value
                                                         ------------         --------      ---------     ---------------
 Technology........................................         4.90%
   Lucent Technologies (A-1, P-1)
      5.20%                                                                    01/05/99        9,500            9,494,511
      5.20%                                                                    01/07/99       17,000           16,985,267
      4.90%                                                                    01/08/99       19,000           18,981,897
      5.25%                                                                    01/14/99       20,000           19,962,083
      4.90%                                                                    01/15/99       12,500           12,476,180
      5.25%                                                                    01/20/99       11,000           10,969,521
      5.25%                                                                    01/21/99       11,000           10,967,917
                                                                                                          ---------------
                                                                                                               99,837,376
                                                                                                          ---------------
 Telecommunications................................         0.49%
   Bellsouth Telecommunications (A-1+, P-1)
      5.27%                                                                    01/06/99       10,000            9,992,681
                                                                                                          ---------------
           TOTAL COMMERCIAL PAPER                                                                             740,376,082
                                                                                                          ---------------
 VARIABLE RATE DEMAND NOTES........................         1.10%
   Bear Stearns Companies, Inc. (A-1, P-1)
      4.64%                                                                    03/09/99       10,170           10,165,706
   Morgan Stanley Dean Witter & Co. (A+, A-1)
      4.30%                                                                    03/09/99        5,000            4,996,640
      4.41%                                                                    03/22/99        7,250            7,244,983
                                                                                                          ---------------
           TOTAL VARIABLE RATE DEMAND NOTES                                                                     22,407,329
                                                                                                          ---------------
VARIABLE RATE AGENCY OBLIGATIONS..................           0.11%
   Student Loan Marketing Association
      4.85%                                                                    01/05/99        2,225            2,224,138
                                                                                                          ---------------
         TOTAL VARIABLE RATE OBLIGATIONS                                                                        2,224,138
                                                                                                          ---------------







                 See accompanying notes to financial statements

                                                        THE BRADFORD FUNDS, INC.

                                                        The Bradford Money Fund

                                                 Statement of Net Assets - (Continued)
                                                           December 31, 1998

                                                          Percentage                           Par
                                                         of Portfolio         Maturity        (000)            Value
                                                         ------------         --------      ---------     ---------------
 U.S. GOVERNMENT OBLIGATIONS.......................          0.98%
   U.S. Treasury Notes
      5.00%                                                                    01/31/99      $10,000       $    9,997,187
      5.87%                                                                    03/31/99       10,000           10,008,514
                                                                                                          ---------------
           TOTAL U.S. GOVERNMENT OBLIGATIONS                                                                   20,005,701
                                                                                                          ---------------
 TOTAL INVESTMENTS.................................         99.89%                                          2,035,272,283
   (Amortized Cost $2,035,272,283)*
 Cash and Other Assets, Net of Liabilities.........          0.11%                                              2,236,428
                                                           ------                                         ---------------
 Net Assets........................................        100.00%                                         $2,037,508,711
                                                           ======                                         ===============
 Net Asset Value, Offering and Redemption Price
   Per Share ($2,037,508,711 / 2,037,523,743)......                                                                 $1.00
                                                                                                          ===============

__________________
*     Also cost for Federal Income Tax purposes.

























                 See accompanying notes to financial statements

                                                      THE BRADFORD FUNDS, INC.

                                                        The Bradford Money Fund

                                                        Statement of Operations
                                                 For the Year Ended December 31, 1998

INVESTMENT INCOME
   Interest..............................................................................................  $101,968,793
                                                                                                           ------------
EXPENSES
   Advisory fees.........................................................................................     6,715,668
   Administration fees...................................................................................       569,735
   Distribution fees.....................................................................................     3,694,668
   Directors' fees.......................................................................................        58,353
   Custodian fees........................................................................................       177,290
   Transfer agent fees...................................................................................     1,589,637
   Legal.................................................................................................        54,300
   Audit.................................................................................................        32,354
   SEC registration fees.................................................................................       131,836
   Blue sky registration fees............................................................................       114,309
   Insurance.............................................................................................        24,231
   Printing and postage..................................................................................       241,140
   Miscellaneous.........................................................................................        36,324
                                                                                                           ------------
      TOTAL EXPENSES.....................................................................................    13,439,845
   Waiver of advisory fees...............................................................................      (423,905)
                                                                                                           ------------
      NET EXPENSES.......................................................................................    13,015,940
                                                                                                           ------------
NET INVESTMENT INCOME....................................................................................    88,952,853
NET REALIZED LOSS ON INVESTMENTS.........................................................................          (674)
                                                                                                           ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................................................  $ 88,952,179
                                                                                                           ============















                 See accompanying notes to financial statements



                                                      THE BRADFORD FUNDS, INC.

                                                        The Bradford Money Fund

                                                  Statements of Changes in Net Assets

                                                                                 For the Year             For the Year
                                                                                    Ended                    Ended
                                                                               December 31, 1998       December 31, 1997
                                                                               -----------------       -----------------

Increase in Net Assets:
   Operations:
      Net investment income................................................     $   88,952,853          $    69,288,675
      Net realized loss on investments.....................................               (674)                     (18)
                                                                                --------------          ---------------
      Net increase in net assets resulting from operations.................         88,952,179               69,288,657
                                                                                --------------          ---------------
   Dividends to shareholders from:
      Net investment income ($.0482 and $.0485 per share,
        respectively)......................................................        (88,952,853)             (69,288,675)
                                                                                --------------          ---------------
   Total dividends to shareholders.........................................        (88,952,853)             (69,288,675)
                                                                                --------------          ---------------
   Capital Stock Transactions:
      Proceeds from sale of capital shares.................................      8,663,466,410            6,757,471,254
      Value of shares issued in reinvestment of dividends..................         85,552,716               68,375,264
      Cost of shares repurchased...........................................     (8,274,797,889)          (6,496,879,767)
                                                                                --------------          ---------------
      Increase in net assets derived from capital stock
        transactions.......................................................        474,221,237              328,966,751
                                                                                --------------          ---------------
   Total increase in assets................................................        474,220,563              328,966,733
                                                                                --------------          ---------------
Net Assets:
   Beginning of year.......................................................      1,563,288,148            1,234,321,415
                                                                                --------------          ---------------
   End of year.............................................................     $2,037,508,711          $ 1,563,288,148
                                                                                ==============          ===============


















                 See accompanying notes to financial statements

                                                       THE BRADFORD FUNDS, INC.

                                                        The Bradford Money Fund

                                                         Financial Highlights
                                              (for a share outstanding through each year)

                                                     For the         For the       For the         For the        For the
                                                   Year Ended      Year Ended     Year Ended     Year Ended     Year Ended
                                                  December 31,    December 31,   December 31,   December 31,   December 31,
                                                     1998            1997           1996           1995           1994
                                                  ------------    ------------   ------------   ------------   ------------
 Net Asset Value, Beginning of Year.............   $   1.00       $   1.00        $   1.00       $   1.00       $   1.00
                                                   ----------     ----------      ----------     ----------     ----------
 Income From Investment Operations:
   Net Investment Income........................        .0482          .0485           .0468          .0515          .0343
   Net Realized Gain on Investments.............           --             --              --             --            --
                                                   ----------     ----------      ----------     ----------     ----------
     Total From Investment Operations...........        .0482          .0485           .0468          .0515          .0343
                                                   ----------     ----------      ----------     ----------     ----------
 Less Distributions:
   Dividend to Shareholders from Net
     Investment Income..........................       (.0482)        (.0485)         (.0468)        (.0515)        (.0343)
   Dividend to Shareholders from Net Realized
     Gain.......................................           --             --              --             --             --
                                                   ----------     ----------      ----------     ----------     ----------
       Total Distributions......................       (.0482)        (.0485)         (.0468)        (.0515)        (.0343)
                                                   ----------     ----------      ----------     ----------     ----------
 Net Asset Value, End of Year...................   $   1.00       $   1.00        $   1.00       $   1.00       $   1.00
                                                   ==========     ==========      ==========     ==========     ==========
 Total Return...................................       4.93%          4.96%           4.78%          5.28%          3.48%
 Ratio/Supplement Data:
   Net Assets, End of Year (in thousands).......   $2,037,509     $1,563,288      $1,234,321     $1,009,370     $677,177
     Ratio of Expenses to Average Daily Net
       Assets...................................        .70%(a)        .74%(a)         .77%(a)        .80%(a)        .80%(a)
     Ratio of Net Investment Income to
       Average Daily Net Assets.................       4.82%(a)       4.87%(a)        4.68%(a)       5.15%(a)       3.39%(a)

----------------

(a) During the year a portion of the Advisory and/or Distribution fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the Ratio of Expenses to Average Daily Net Assets would have been .73%, .75%, .78%, .81%, and .83%, respectively, and the Ratio of Net Investment Income to Average Daily Net Assets would have been 4.79%, 4.85%, 4.67%, 5.14%, and 3.36%, respectively.








                 See accompanying notes to financial statements

                            THE BRADFORD FUNDS, INC.

                             The Bradford Money Fund

                          Notes To Financial Statements
                                December 31, 1998

NOTE  1--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Bradford Funds, Inc. (the "Company"), an open-end, diversified management investment company, was incorporated in Maryland on October 26, 1988. The Company is authorized to issue 5.0 billion shares of multiple portfolios. The Company is currently offering shares of one portfolio, The Bradford Money Fund (the "Fund"). The only transaction occurring in the Fund between the date of incorporation and the commencement of operations was the sale and issuance of 100,000 shares of capital stock for $100,000 to Bradford Capital Management, Ltd. ("Bradford Capital Management"), the Fund's investment adviser, on January 10, 1989. The investment objective of the Fund is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve this objective by investing in high quality, U.S. dollar-dominated instruments, such as short-term U.S. Government securities, bank certificates of deposit, commercial paper and repurchase agreements. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

     A) SECURITY VALUATION--Portfolio securities are valued under the amortized cost method, which approximates current market value. Under this method, securities are valued at cost when purchased and thereafter a constant proportionate amortization of any discount or premium is recorded until maturity of the security. The Fund seeks to maintain net asset value per share at $1.00.

     B) SECURITY TRANSACTIONS AND INVESTMENT INCOME--Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis.

     C) DISTRIBUTIONS TO SHAREHOLDERS--Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, will be distributed at least annually.

     D) FEDERAL INCOME TAXES--The Fund intends to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code and make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income and Federal excise taxes. Therefore, no provision has been recorded for Federal income or Federal excise taxes.

     E) REPURCHASE AGREEMENTS--Money market instruments may be purchased from financial institutions, such as banks and non-bank dealers, subject to the seller's agreement to repurchase them at an agreed upon date and price. Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller will be required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system or with the Fund's custodian or a third party sub-custodian.

                            THE BRADFORD FUNDS, INC.

                             The Bradford Money Fund

                   Notes To Financial Statements - (Continued)
                                December 31, 1998

NOTE 2--INVESTMENT ADVISORY, ADMINISTRATION, DISTRIBUTION AND TRANSFER AGENCY AGREEMENTS

     The Fund has entered into an investment advisory agreement with Bradford Capital Management. J.C.B. Financial Services, Inc. acts as the general partner to the adviser and J.C. Bradford & Co. L.L.C., a Tennessee limited liability company ("Bradford"), is the adviser's limited partner. The general partner is a wholly owned subsidiary of Bradford & Co., Incorporated. The Fund has also entered into an Administration and Accounting Services Agreement with Reich & Tang Asset Management, L.P. and distribution and transfer agency agreements with Bradford.

     For the advisory services provided and expenses assumed by it, Bradford Capital Management is entitled to receive from the Fund a fee, computed daily and payable monthly, at an annual rate of .40% of the first $500 million of the Fund's daily net assets and .35% of the daily net assets of the Fund in excess of $500 million. Bradford Capital Management may, in its discretion from time to time, waive voluntarily all or any portion of its advisory fee or reimburse the Fund for a portion of the expenses of its operations. Bradford Capital Management has agreed to waive indefinitely a portion of its advisory fee such that it is receiving .30% of the Fund's average daily net assets in excess of $1 billion and .29% of the Fund's average daily net assets in excess of $2 billion. For the year ended December 31, 1998, such waiver amounted to $423,905. Advisory fees, before such waiver amounted to $6,715,668 for the year ended December 31, 1998.

     For the administration services provided, Reich & Tang Asset Management, L.P. is entitled to receive from the Fund a fee, computed daily and payable monthly, at an annual rate of .10% of the first $200 million of daily net assets; .07% of the next $200 million of daily net assets; .045% of the next $200 million of daily net assets; .025% of the next $100 million of daily net assets; and .01% of the daily net assets in excess $700 million. Such fees amounted to $569,735 for the year ended December 31, 1998.

     The Fund has adopted a Plan of Distribution and pursuant thereto has entered into an agreement under which the distributor, Bradford, is entitled to receive from the Fund reimbursement of its distribution costs at an annual rate of up to .20% of daily net assets. Bradford may, in its discretion from time to time, waive voluntarily all or any portion of its distribution fees. Such fees amounted to $3,694,668 for the year ended December 31, 1998.

     For the transfer agency services provided, Bradford is entitled to receive a fee, computed and paid monthly, at an annual rate of $11.50 per active account. Such fees amounted to $1,589,637 for the year ended December 31, 1998.

                                                       THE BRADFORD FUNDS, INC.

                                                       The Bradford Money Fund

                                               Notes To Financial Statements - (Concluded)
                                                           December 31, 1998
NOTE 3--CAPITAL STOCK

         Transactions in capital stock of the Fund were as follows:

                                                                              For the Year Ended        For the Year Ended
                                                                              December 31, 1998         December 31, 1997
                                                                              -----------------         -----------------
 Shares sold...............................................................      8,663,466,410            6,757,471,254
 Shares issued in connection with reinvestment of dividends from
   net investment income...................................................         85,552,716               68,375,264
 Shares redeemed...........................................................     (8,274,797,889)          (6,496,879,767)
                                                                                --------------           --------------
 Net increase..............................................................        474,221,237              328,966,751
                                                                                ==============           ==============

NOTE 4--NET ASSETS

   Net assets consisted of the following:
                                                                              December 31, 1998         December 31, 1997
                                                                              -----------------         -----------------
 Capital stock, at par.....................................................     $    2,037,524           $    1,563,302
 Paid-in capital in excess of par..........................................      2,035,486,219            1,561,739,204
 Net accumulated realized capital loss.....................................            (15,032)                 (14,358)
                                                                                --------------           --------------
                                                                                $2,037,508,711           $1,563,288,148
                                                                                ==============           ==============

                          INDEPENDENT AUDITORS' REPORT

Shareholders and Board of Directors
The Bradford Funds, Inc.
The Bradford Money Fund

     We have audited the accompanying statement of net assets of The Bradford Funds, Inc., The Bradford Money Fund as of December 31, 1998 and the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The Bradford Funds, Inc., The Bradford Money Fund as of December 31, 1998, the results of its operations, changes in its net assets and the financial highlights for the respective stated years in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP


Nashville, Tennessee
January 16, 1999

                                    APPENDIX

                            COMMERCIAL PAPER RATINGS


                  Standard & Poor's Corporation. Commercial paper ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the A rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with designation 1, 2, and 3 to indicate the relative degree of safety. The "A-1" designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus sign designation.

                  Moody's Investors Service, Inc. Moody's commercial paper ratings are opinions of the ability of the issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

         Prime-1 Superior capacity for repayment of short-term promissory obligations.

         Prime-2  Strong   capacity  for  repayment  of  short-term   promissory
obligations.

         Prime-3 Acceptable capacity for repayment of short-term promissory obligations.

                  Duff and Phelps, Inc. Duff & Phelps' commercial paper ratings are consistent with the short-term rating criteria utilized by money market participants. The ratings apply to obligations with maturities (when issued) of under one year.

                  Duff & Phelps refines the traditional "1" category. As a consequence, Duff & Phelps has incorporated gradations of "1+" (one plus) and "1-" (one minus), to, respectively, indicate the "highest" certainty of timely payment or simply "high" certainty of timely payment. The Duff 2 category has not been similarly refined but could be at some later date.

Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing internal funds needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Duff 3 Satisfactory liquidity and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

All Duff & Phelps' short-term ratings (Duff 1, Duff 2 and Duff 3) are considered investment grade. No ratings are issued for companies whose commercial paper is not deemed to be of investment grade.

Fitch IBCA Information Services, Inc. Fitch IBCA Information Services, Inc. short term ratings, as described by the company, are:

F1+: Commercial paper assigned this rating is regarded as having the strongest capacity for timely payment of financial commitments; an added "+" denotes any exceptionally strong credit feature.

F1: Commercial paper assigned this rating is regarded as having a capacity for timely payment only slightly less than the highest rating, i.e., F1+.

F2: Commercial paper assigned this rating is regarded as having a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as the two higher ratings.

                                   PART C

                                OTHER INFORMATION


Item 23.          Exhibits

         (a) Articles of Incorporation of the Registrant are incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (No. 33-25137) filed on April 24, 1996.

          (a)(1) Amendment to Articles of Incorporation dated February 9, 1989, is incorporated by reference to Exhibit (1.1) of Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (No. 33-25137) filed on April 24, 1996.

          (a)(2) Articles Supplementary to Articles of Incorporation approved July 19, 1989, are incorporated by reference to Exhibit (1.2) of Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (No. 33-25137) filed on April 24, 1996.

          (a)(3) Articles Supplementary to Articles of Incorporation approved April 25, 1991, are incorporated by reference to Exhibit (1.3) of Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (No. 33-25137) filed on April 24, 1996.

          (a)(4) Articles Supplementary to Articles of Incorporation approved August 3, 1995, are incorporated by reference to Exhibit (1.4) of Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (No. 33-25137) filed on April 24, 1996.

          (a)(5) Articles Supplementary to Articles of Incorporation approved February 14, 1997, are incorporated by reference to Exhibit (1.5) of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (No. 33-25137) filed on April 29, 1997.

          (b) Bylaws of the Registrant are incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (No. 33-25137) filed on April 24, 1996.

          (b)(1) Amendment dated December 14, 1988 to Article III, Section 6 of the Bylaws is incorporated by reference to Exhibit (2.1) of Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (No. 33-25137) filed on April 24, 1996.

          (b)(2) Amendment dated January 31, 1989, to Article II, Section 2 of the Bylaws is incorporated by reference to Exhibit (2.2) of Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (No. 33-25137) filed on April 24, 1996.

          (b)(3) Amendment dated July 19, 1989, to Article I, Section 2 of the Bylaws is incorporated by reference to Exhibit (2.3) of Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (No. 33-25137) filed on April 24, 1996.

          (b)(4) Amendment dated July 18, 1997, to Article I, Section 2 of the Bylaws is incorporated by reference to Exhibit (2.4) of Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A (No. 33-25137) filed on April 29, 1998.

          (c)       Not Applicable

          (d) Form of Investment Advisory Agreement between the Registrant on behalf of the Fund and the Adviser is incorporated by reference to Exhibit (5) of Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (No. 33-25137) filed on April 24, 1996.

          (e) Form of Distribution Agreement between the Registrant on behalf of the Fund and Bradford is incorporated by reference to Exhibit (6) of Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (No. 33-25137) filed on April 24, 1996.

          (f)       Not Applicable

          (g) Form of Custodian Agreement between the Registrant on behalf of the Fund and the Custodian dated as of August 15, 1997, is incorporated by reference to Exhibit (8) of Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A (No. 33-25137) filed on April 29, 1998.

          (h)(1) Form of Transfer Agency Agreement between the Registrant on behalf of the Fund and Bradford is incorporated by reference to Exhibit (9)(a) of Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (No. 33-25137) filed on April 24, 1996.

          (h)(1)(a) Fee Letter dated as of February 1, 1993, relating to the Transfer Agency Agreement between the Registrant on behalf of the Fund and Bradford is incorporated by reference to Exhibit (9)(a)-1 of Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (No. 33-25137) filed on April 24, 1996.

          (h)(2) Form of Administrative Services Agreement between the Registrant on behalf of the Fund and Reich & Tang dated as of August 15, 1997, is incorporated by reference to Exhibit
                    (9)(b) of Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A (No. 33-25137) filed on April 29, 1998.

          *(i)      Opinion of Counsel.

          (j)       Consent of Deloitte & Touche LLP

          (k)       Not Applicable

          (l) Form of Initial Capital Agreement between Bradford Capital Management, Ltd. and the Registrant on behalf of the Fund is incorporated by reference to Exhibit (13) of Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (No. 33-25137) filed on April 24, 1996.

          (m) Form of Rule 12b-1 Plan of Registrant on behalf of the Fund is incorporated by reference to Exhibit (15) of Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (No. 33-25137) filed on April 24, 1996.

          (n)       Financial Data Schedule.

          (o)       None.

          (p)(1)    Consent of Baker & Hostetler LLP.

          (p)(2) Powers of Attorney for Allan L. Erb, Douglas C. Altenbern, William Carter, Richard W. Hanselman, Michael R. Shea, Edward J. Roach, William T. Spitz and Randall R. Harness are incorporated by reference to Exhibit (19)(b) of Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (No. 33-25137) filed on April 24, 1996.


Item 24. Persons Controlled by or Under Common Control with Registrant

         None.

Item 25. Indemnification

         Article VIII of the Registrant's Articles of Incorporation provides for indemnification of any director or officer of Registrant to the fullest extent permitted by law, including the advance of expenses under the procedures and to the full extent permitted by law. This provision does not authorize indemnification of any director or officer against any liability to Registrant or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Registrant will advance indemnification expenses only in accordance with the requirements imposed by the Securities and Exchange Commission as set forth in Investment Company Act Releases 7,221 and 11,330.

         Insofar  as  the   indemnification  for  liability  arising  under  the
Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the

----------

* Filed with Registrant's Notice filed pursuant to Rule 24f-2 on February 26, 1997.

foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         Mutual fund and director and officer liability policies may be purchased jointly by the Registrant, Bradford Capital Management, Ltd. and Bradford to insure such persons and their respective partners, directors, officers and employees, subject to the policies' coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.


Item 26. Business and Other Connections of Investment Adviser


         Information on the business of the Adviser is described in the section of the Statement of Additional Information, filed as part of this Registration Statement, entitled "INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION ARRANGEMENTS."


         Set forth below is a list of the general partner and all officers of Bradford Capital Management, Ltd. and, with respect to each such person, the name and business address of all companies (if any) with which such person has been connected at any time since January 1, 1997, as well as the capacity in which such person was connected:


     Name and
   Position with           Name and Principal Business     Connection with
 Investment Adviser        Address of Other Company         Other Company
 ------------------        ------------------------         -------------

Allan L. Erb               J. C. Bradford & Co. LLC         Voting Member
  President                330 Commerce Street
                           Nashville, TN 37201

Michael R. Shea            J. C. Bradford & Co. LLC         Voting Member
  Vice President           330 Commerce Street
                           Nashville, TN 37201

Judy K. Abroms             J. C. Bradford & Co. LLC         Equity Member
  Vice President           330 Commerce Street
                           Nashville, TN 37201

R. Patrick Shepherd        J. C. Bradford & Co. LLC         Voting Member and
  Vice President           330 Commerce Street              Secretary
                           Nashville, TN 37201

                           JCB Financial                    Secretary
                             Services, Inc.
                           330 Commerce Street
                           Nashville, TN 37201

Randall R. Harness         J. C. Bradford & Co. LLC         Voting Member and
 Secretary/Treasurer       330 Commerce Street              Assistant Secretary
                           Nashville, TN 37201

                           JCB Financial                    Treasurer
                             Services, Inc.
                           330 Commerce Street
                           Nashville, TN 37201

                           J. C. Bradford &                 Secretary/Treasurer
                             Co. Inc.
                           330 Commerce Street
                           Nashville, TN 37201

Robert P. DeBastiani       J. C. Bradford & Co. LLC         Equity Member
  Vice President           330 Commerce Street
                           Nashville, TN 37201

JCB Financial              Bradford & Co.,                  Subsidiary
  Services, Inc.             Incorporated
  General Partner          330 Commerce Street
                           Nashville, TN 37201



Item 28. Principal Underwriters


          (a)       J.  C.  Bradford  &  Co.  LLC  does  not  act  as  principal
                    underwriter,   distributor  or  investment  adviser  of  any
                    investment company other than the Registrant.

          (b) The name, positions and offices with J. C. Bradford & Co. LLC, and positions and offices with the Registrant, of each voting member and officer of J. C. Bradford & Co. LLC, 330 Commerce Street, Nashville, Tennessee 37201, are as follows:

                                                              Positions and
                              Positions and Offices            Offices with
        Name                     with Underwriter               Registrant
--------------------          ---------------------           ------------
J. C. Bradford, Jr.           Senior Partner, Chief Manager       None
W. Lucas Simons, Jr.          Managing Partner                    None
C. Taxon Malott               Voting Member                       None
M. Alton Ross, Jr.            Voting Member                       None
J. Ronald Scott               Voting Member                       None
F. Mitchell Johnson           Voting Member                       None
Park B. Smith                 Voting Member                       None
R. R. Harness                 Chief Financial Partner and
                              Assistant Secretary                Treasurer
Michael R. Shea               Voting Member                   Vice President and
                                                              Director
R. Patrick Sheperd            Voting Member and
                              Secretary                       Vice President
John Felber                   Voting Member                       None
Douglas O. Kitchen            Voting Member                       None
Louis B. Todd, Jr.            Voting Member                       None
Eric L. Broder                Voting Member                       None
Larry B. Polston              Voting Member                       None
Allan L. Erb                  Voting Member                   President and
                                                                Director
Jeffrey E. Powell             Voting Member                        None


          (c)       None


Item 28. Location of Accounts and Records


         The Articles of Incorporation, By-Laws and minute books of the Registrant are in the physical possession of Baker & Hostetler LLP, 65 East State Street, Suite 2100, Columbus, Ohio 43215. All other accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the rules and regulations promulgated thereunder are in the physical possession of Bradford Capital Management, Ltd., 330 Commerce Street, Nashville, Tennessee 37201 (records relating to investment advisory functions), J. C. Bradford & Co. LLC, 330 Commerce Street, Nashville, Tennessee 37201 (records relating to transfer agency and dividend disbursing functions), or Reich & Tang Asset Management, L.P., 600 Fifth Avenue, New York, New York 10020 (all other records).



Item 29. Management Services


         Not applicable.

Item 30. Undertakings


         Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Nashville and State of Tennessee on the 19th day of February, 1999.

                                                       THE BRADFORD FUNDS, INC.
                                                       THE BRADFORD MONEY FUND


                                                         By /s/ Allan L. Erb
                                                           ---------------------
                                                           Allan L. Erb
                                                           President

         Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.

         Name                        Title                              Date
         ----                        -----                              ----

/s/ Allan L. Erb
------------------------            Principal Executive        February 19, 1999
Allan L. Erb                        Officer and Director

/s/ Randall R. Harness
------------------------            Principal Financial        February 19, 1999
Randall R. Harness                  and Accounting Officer

/s/*Douglas C. Altenbern
-------------------------           Director                   February 19, 1999
Douglas C. Altenbern

/s/*William Carter
----------------------              Director                   February 19, 1999
William Carter

/s/*Richard W. Hanselman
------------------------            Director                   February 19, 1999
Richard W. Hanselman

/s/ *Edward J. Roach
------------------------            Director                   February 19, 1999
Edward J. Roach

/s/*Michael R. Shea
-----------------------             Director                   February 19, 1999
Michael R. Shea

/s/*William T. Spitz
---------------------               Director                   February 19, 1999
William T. Spitz

*By  /s/ Allan L. Erb                                          February 19, 1999
------------------------
      Allan L. Erb
     Attorney-in-Fact

                                  EXHIBIT INDEX



Exhibit                               Description
-------                               -----------

(a)       Articles of  Incorporation of the Registrant were filed as Exhibit (1)
          to  Post-Effective  Amendment  No.  9  to  Registrant's   Registration
          Statement on Form N-1A (No. 33-25137) on April 24, 1996.

(a)(1) Amendment to Articles of Incorporation dated February 9, 1989, was filed as Exhibit (1.1) to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (No. 33-25137) on April 24, 1996.

(a)(2) Articles Supplementary to Articles of Incorporation approved July 19, 1989, were filed as Exhibit (1.2) to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (No. 33-25137) on April 24, 1996.

(a)(3) Articles Supplementary to Articles of Incorporation approved April 25, 1991, were filed as Exhibit (1.3) to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (No. 33-25137) on April 24, 1996.

(a)(4) Articles Supplementary to Articles of Incorporation approved August 3, 1995, were filed as Exhibit (1.4) to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (No. 33-25137) on April 24, 1996.

(a)(5) Articles Supplementary to Articles of Incorporation approved February 14, 1997, were filed as Exhibit (1.5) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (No. 33-25137) on April 29, 1997.

(b) Bylaws of the Registrant were filed as Exhibit (2) to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (No. 33-25137) on April 24, 1996.

(b)(1) Amendment dated December 14, 1988, to Article III, Section 6 of the Bylaws was filed as Exhibit (2.1) to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (No. 33-25137) on April 24, 1996.

(b)(2) Amendment dated January 31, 1989, to Article II, Section 2 of the Bylaws was filed as Exhibit (2.2) to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (No. 33-25137) on April 24, 1996.

(b)(3) Amendment dated July 19, 1989, to Article I, Section 2 of the Bylaws was filed as Exhibit (2.3) to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (No. 33-25137) on April 24, 1996.

(b)(4) Amendment dated July 18, 1997, to Article I, Section 2 of the Bylaws was filed as Exhibit (2.4) to Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A (No. 33-25137) on April 29, 1998.

(d) Form of Investment Advisory Agreement between the Registrant on behalf of the Fund and the Adviser was filed as Exhibit (5) to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (No. 33-25137) on April 24, 1996.

(e) Form of Distribution Agreement between the Registrant on behalf of the Fund and Bradford was filed as Exhibit (6) to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (No. 33-25137) on April 24, 1996.

(g) Form of Custodian Agreement between the Registrant on behalf of the Fund and the Custodian dated as of August 15, 1997, was filed as Exhibit (8) to Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A (No. 33-25137) on April 29, 1998.

(h)(1) Form of Transfer Agency Agreement between the Registrant on behalf of the Fund and Bradford was filed as Exhibit (9)(a) to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (No. 33-25137) on April 24, 1996.

(h)(1)(a) Fee Letter dated as of February 22, 1993, relating to the Transfer Agency Agreement between the Registrant on behalf of the Fund and Bradford was filed as Exhibit (9)(a)-1 to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (No. 33-25137) on April 24, 1996.

(h)(2) Form of Administrative Services Agreement between the Registrant on behalf of the Fund and Reich & Tang Asset Management dated as of August 15, 1997, was filed as Exhibit (9)(b) to Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A (33-25137) on April 29, 1998.

(j)       Consent of Deloitte & Touche LLP

(l) Form of Initial Capital Agreement between Bradford Capital Management, Ltd. and the Registrant on behalf of the Fund was filed as Exhibit
          (13) to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (No. 33-25137) on April 24, 1996.

(m) Form of Rule 12b-1 Plan of Registrant on behalf of the Fund was filed as Exhibit (15) to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (No. 33-25137) on April 24, 1996.

(n)       Financial Data Schedule.

(p)(1)    Consent of Baker & Hostetler LLP.

(p)(2) Power of Attorney for Allan L. Erb, Douglas C. Altenbern, William Carter, Richard W. Hanselman, Michael R. Shea, Edward J. Roach, William T. Spitz and Randall R. Harness were filed as Exhibit (19)(b) to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (No. 33-25137) on April 24, 1996.

   As  filed  with the  Securities  and  Exchange  Commission February 25, 1999.

                                              1933 Act Registration No. 33-25137
                                                      1940 Act File No. 811-5682



                                   EXHIBITS TO




                                    FORM N-1A





             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [X]

                         Post-Effective Amendment No. 12                    [X]

                                       and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]

                                Amendment No. 14                            [X]



                            The Bradford Funds, Inc.
                             The Bradford Money Fund
               (Exact Name of Registrant as Specified in Charter)


                                600 Fifth Avenue
                            New York, New York 10020
                    (Address of Principal Executive Offices)


                         Registrant's Telephone Number:
                                 (888) 226-5504